Securities Act of 1933 File No. 333-46741



               U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
 ------------------------------------------------------------------

                                    FORM N-2

                             REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933    |X|
                        PRE-EFFECTIVE AMENDMENT NO. 1  |X|
                       POST-EFFECTIVE AMENDMENT NO.    |_|
                                   and/or
                            REGISTRATION STATEMENT
                                   UNDER
                    THE INVESTMENT COMPANY ACT OF 1940  |_|
                                 AMENDMENT NO.          |_|

 ------------------------------------------------------------------

                    LIBERTY ALL-STAR EQUITY FUND
   (Exact Name of Registrant as Specified in Declaration of Trust)

         Federal Reserve Plaza, Boston, Massachusetts  02210
              (Address of Principal Executive Offices)

                            617-722-6000
        (Registrant's Telephone Number, Including Area Code)

                             John L. Davenport, Esq.
            Vice President and Associate General Counsel
                      Liberty Financial Companies, Inc.
                           Federal Reserve Plaza
                             Boston, MA 02210
               (Name and Address of Agent for Service)
------------------------------------------------------------------

                                  With copy to:
                           Jeremiah J. Bresnahan, Esq.
                              Bingham, Dana & Gould
                         150 Federal Street, 24th Floor
                                Boston, MA 02110

               Approximate Date of Proposed Offering:
     As soon as practicable after the effective date of this Registration Statement.If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check for the following box. |X|



                          LIBERTY ALL-STAR EQUITY FUND

                       REGISTRATION STATEMENT ON FORM N-2

                              CROSS REFERENCE SHEET


Item Number and Heading
-----------------------

Part A                                  Caption in Prospectus
------                                  ----------------------
1.   Outside Front Cover                     Cover Page

2.   Inside Front and Outside Back Cover
     Page                                    Cover Page

3.   Fee Table and Synopsis                  Expenses; Prospectus Summary

4.   Financial Highlights                    Financial Highlights

5.   Plan of Distribution                    The Offer

6.   Selling Shareholders                         *

7.   Use of Proceeds                         Use of Proceeds

8.   General Description of Registrant       General; Cover Page; The Multi-
                                             Manager Concept; Investment
                                             Objective and Policies;
                                             Description of Shares -
                                             Share Price Data

9.   Management                              ALL-STAR; Appendix A

10.  Capital Stock, Long-Term Debt, and      Description of Shares;
     Other Securities                        Distributions; Automatic
                                             Reinvestment and Cash Purchase
                                             Plan; Tax Status

11.  Defaults and Arrears on Senior                *
     Securities

12.  Legal Proceedings                             *

13. Table of Contents of the Statement of Statement of Additional Information Additional Information


Part B
------                         Caption in Statement
                               of Additional Information
                               --------------------------

14.  Cover Page                Cover Page

15.  Table of Contents         Table of Contents

16.  General Information
     and History                   *

17.  Investment Objective and
     Policies                  Investment Objective and Policies

18.  Management                Trustees and Officers of ALL-STAR

19.  Control Persons and
     Principal Holders         Principal Shareholders
     of Securities


                                   Caption in Statement
Part B                             of Additional Information
                                   -------------------------

20.  Investment Advisory and
     Other Services                Investment Advisory and Other Services

21.  Brokerage Allocation and
     Other Practices               Portfolio Security Transactions

22.  Tax Status                    (See "Tax Status" in Prospectus)

23.  Financial Statements          Financial Statements


----------------
* Not applicable




                                             [Preliminary]

PROSPECTUS

[Logo]
           4,318,134 Shares of Beneficial Interest

              Issuable Upon Exercise of Rights
                to Subscribe for such Shares
               LIBERTY ALL-STAR EQUITY FUND

     Liberty All-Star Equity Fund ("All-Star") is offering to its shareholders of record as of the close of business on March 20, 1998 rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 4,318,134 shares of beneficial interest of All-Star (the "Shares") at the rate of one share for each twenty Rights held (the "Offer"), and entitling such shareholders to subscribe, subject to certain limitations and subject to allotment, for any shares not acquired by exercise of primary subscription Rights. The Rights are not transferable and will not be admitted for trading on the New York Stock Exchange. See "The Offer". THE SUBSCRIPTION PRICE PER SHARE WILL BE 95% OF THE LOWER OF (i) THE LAST REPORTED SALE PRICE ON THE NEW YORK STOCK EXCHANGE ON APRIL , 1998 OF A SHARE OF ALL-STAR, OR (ii) THE NET ASSET VALUE OF A SHARE OF ALL-STAR ON THAT DATE.

     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON APRIL , 1998 (the "Expiration Date"). SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE IS PRIOR TO THE PRICING DATE, SHAREHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS.

     All-Star is a multi-managed diversified closed-end management investment company that allocates its portfolio assets on an approximately equal basis among several independent investment organizations (currently five in number) having different investment styles recommended and monitored by Liberty Asset Management Company, All-Star's fund manager. All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

     The address of All-Star is Federal Reserve Plaza, Boston, Massachusetts 02210 and its telephone number is 1-800-542-3863. All-Star's shares are listed on the New York Stock Exchange under the symbol "USA".

     All-Star announced the terms of the Offer before the opening of trading on the New York Stock Exchange on December 19, 1997. The net asset value per share of beneficial interest of All-Star at the close of business on December 18, 1997 and March , 1998 was $13.35 and $________, respectively, and the last reported sale price of a share on such Exchange on those dates was $13.3125 and $_______, respectively.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


===============================================================================
             Subscription                    Proceeds to
              Price (1)       Sales Load     All-Star(2)
-------------------------------------------------------------------------------
Per Share...$___________        NONE         $__________

-------------------------------------------------------------------------------
Total.......$___________        NONE         $__________

===============================================================================
     (1) Estimated based on an assumed Subscription Price of 95% of the [last reported sale price on the New York Stock Exchange] [net asset value per share] on March , 1998.

     (2) Before deduction of expenses payable by All-Star, estimated at $220,000.

                 ---------------------------


     As a result of the terms of the Offer, shareholders who do not exercise their Rights will, upon completion of the Offer, own a smaller proportional interest in All-Star. In addition, because the Subscription Price per share will be less than the then current net asset value per share, the Offer will result in some dilution of the aggregate net asset value of the shares owned by shareholders who do not fully exercise their Rights.


                -----------------------------

   This Prospectus sets forth concisely the information
     that a shareholder ought to know before exercising his
      or her Rights and should be retained for future reference. A Statement of Additional Information dated
    March , 1998 has been filed with the Securities and
     Exchange Commission and is incorporated herein by reference.
   The table of contents of the Statement of Additional
 Information appears on page ___ of this Prospectus, and a copy is available at no charge by calling or writing All-Star at 600 Atlantic Avenue,
       Boston, Massachusetts 02210 (1-800-542-3863)

               -------------------------------

                 The date of this Prospectus
                      is March  , 1998

                       [End of Cover]



                          EXPENSES


Shareholder Transaction Expenses
--------------------------------
     These are the expenses that an investor incurs when buying shares of All-Star, whether in this Offer, in the open-market or through All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan.

     Sales load                         None(1)
     Dividend Reinvestment
       and Cash Purchase Plan Fees      $1.25 per
                                        voluntary cash investment

----------------
(1) No sales load or commission will be payable in connection with this Offer. Purchases of shares through brokers in secondary market transactions are subject to brokers' commissions and charges.

Annual Expenses (as a percentage of net assets attributable to common shares)
---------------
     Management and administrative fees           0.89%
     Other Expenses                               0.11%
     Total Annual Expenses                        1.00%

     Example: You would pay the following expenses on an investment (at net asset value) of $1,000, assuming a 5% annual return.

1 Year   3 Years       5 Years      10 Years
------   -------       -------      --------

$10      $32           $55          $122

     These figures are intended to illustrate the effect of All-Star's expenses, but are not meant to predict its future returns and expenses, which may be higher or lower than those shown.

     The purpose of the above tables is to assist investors in understanding the various costs and expenses that an investor in All-Star will bear directly or indirectly. The numbers shown under the Annual Expenses table are projections based on All-Star's actual expenses for the year ended December 31, 1997, adjusted to reflect current fees, and on its projected net assets assuming the offer is fully subscribed for at an assumed Subscription Price of $ per share, and are shown as a percentage of net assets.


                         PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

Purpose of the Offer

     The Board of Trustees has determined that it would be in the best interest of All-Star and its shareholders to increase the assets of All-Star available for investment. The Offer seeks to reward investors in All-Star by giving existing shareholders the opportunity to purchase additional Shares at a price below market value and without brokerage commissions. See "The Offer-Purpose of the Offer".

Terms of the Offer

     Liberty All-Star Equity Fund ("All-Star") is issuing to its shareholders of record as of the close of business on March 20, 1998 (the "Record Date") rights ("Rights") to subscribe for an aggregate of 4,318,134 shares (sometimes referred to herein as the "Shares") of beneficial interest in All-Star. Each such shareholder is being issued one Right for each full share of beneficial interest owned on the Record Date. The Rights entitle the holder to acquire, at the Subscription Price (as hereinafter defined), one Share for each twenty Rights held. Rights may be exercised at any time during the period (the "Subscription Period") which commences on the date of this Prospectus and ends at 5:00 p.m., New York time, on April , 1998 (the "Expiration Date"). The right to acquire during the Subscription Period at the Subscription Price one additional Share for each twenty Rights held is hereinafter referred to as the "Primary Subscription."

     In addition, any shareholder who fully exercises all Rights issued to him or her (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede & Co., Inc. ("Cede"), nominee for Depository Trust Company, or by any other depository or nominee will be deemed to be the holder of the Rights that are issued to Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."

     The subscription price per Share (the "Subscription Price") will be 95% of the lower of (i) the last reported sale price on the New York Stock Exchange on April , 1998 (the "Pricing Date") of a share of beneficial interest of All-Star, or (ii) the net asset value of a share of All-Star on the Pricing Date. Since the Expiration Date is prior to the Pricing Date, shareholders who choose to exercise their Rights will not know at the time they exercise such Rights what the purchase price for Shares acquired pursuant to such exercise will be. Shareholders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent. Subscription payments will be held by the Subscription Agent pending completion of the processing of the subscription. No interest thereon will be paid to subscribers.

     The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the New York Stock Exchange. Since fractional shares will not be issued on exercise of Rights, shareholders who receive, or are left with, fewer than 20 Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of fractional shares.

Shareholders' inquiries about the Offer should be directed to:

                Liberty All-Star Equity Fund
                       1-800-542-3863

Important Dates to Remember

Event                  Date
-----                  ----
Record Date........... March 20, 1998
Subscription
  Period.............. March   , 1998 through
                       April   , 1998

Expiration of
  the Offer........... April   , 1998
Pricing Date.......... April   , 1998
Confirmation .........
  to Participants..... May   , 1998
Final Payment for
  Shares               May   , 1998


Information about All-Star

     All-Star is a multi-managed diversified closed-end management investment company that allocates its assets on an approximately equal basis among a number of independent investment management organizations (currently five in number) each having a different investment style. See "The Multi-Manager Concept". All-Star's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income, through investment primarily (at least 65% of total assets under normal conditions) in a diversified portfolio of equity securities. The portion of All-Star's portfolio not invested in equity securities (not more than 35% of total assets under normal conditions) is invested in Short-Term Money Market Instruments. See "Investment Objective and Policies".

     All-Star commenced investment operations in November 1986. Its outstanding shares of beneficial interest are listed and traded on the New York Stock Exchange (Symbol USA). The average weekly trading volume of the shares on the New York Exchange during the year ended December 31, 1997 was 109,226 shares. As at March , 1998 All-Star's net assets were $___________ and 86,362,669 shares of All-Star were issued and outstanding.

Information about the Fund Manager

     Liberty Asset Management Company (the "Fund Manager") provides Portfolio Manager selection, evaluation and monitoring services to All-Star, and is responsible for the provision of administrative services to the Fund, some of which are delegated to the Fund Manager's affiliate, Colonial Management Associates, Inc. ("Colonial"). All-Star pays the Fund Manager a monthly fund management fee at an annual rate of 0.80% of All-Star's average weekly net asset value up to $400 million, 0.72% of such net asset value exceeding $400 million up to $800 million, 0.648% of such net asset value exceeding $800 million up to $1.2 billion, and 0.584% of such net asset value over $1.2 billion. From such amounts the Fund Manager pays the Portfolio Managers a portfolio management fee at 50% of the above rates in proportion to the portions of All-Star's investment portfolio managed by them. All-Star also pays the Fund Manager a monthly administration fee at an annual rate of 0.20% of its average weekly net asset value up to $400 million, 0.18% of such net asset value exceeding $400 million up to $800 million, 0.162% of such net asset value exceeding $800 million up to $1.2 billion, and 0.146% of such net asset value over $1.2 billion. Since the fees of the Fund Manager and the Portfolio Managers are based on the average weekly net assets of All-Star, the Fund Manager and the Portfolio Managers will benefit from the Offer.

     The Fund Manager, organized in 1985, is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. Approximately 75% of the outstanding shares common stock of Liberty Financial Companies, Inc. are owned by Liberty Mutual Insurance Company, and the remaining shares are listed on the New York Stock Exchange.

Special Considerations and Risk Factors

     The following summarizes certain matters that should be considered, among others, in connection with the Offer.

Dilution.............  As a result of the terms of the
                       Offer, shareholders who do not
                       fully exercise their Rights should
                       expect that they will, at the
                       completion of the Offer, own a
                       smaller proportional interest in
                       All-Star than if they fully
                       exercise their Rights.  In
                       addition, some dilution of the
                       aggregate net asset value of the
                       shares owned by shareholders who do
                       not fully exercise their Rights
                       will be experienced as a result of
                       the Offer because the Subscription
                       Price will be less than the net
                       asset value per share and therefore
                       the number of shares outstanding
                       after the Offer will increase by a
                       greater percentage than the
                       increase in All-Star's assets.
                       Although it is not possible to
                       state precisely the amount of such
                       dilution because it is not known at
                       this time how many shares will be
                       subscribed for or what the net
                       asset value or market price per
                       share will be on the Pricing Date,
                       All-Star estimates that such
                       dilution should not be
                       substantial.  For example, if
                       All-Star's Shares are trading at a
                       discount from their net asset value
                       of .82% (the average discount for
                       the three month period ended
                       February 28, 1998), and assuming
                       all Rights are exercised, the
                       Subscription Price would be 5.82%
                       below All-Star's net asset value
                       per share, resulting in a reduction
                       of such net asset value of
                       approximately $.05 per share, or
                       less than 0.37%.

Anti-takeover
  Provisions...........    All-Star's Declaration of
                       Trust has provisions (commonly
                       referred to as "anti-takeover
                       provisions") which are intended to
                       have the effect of limiting the
                       ability of other entities or
                       persons to acquire control of
                       All-Star or to cause it to engage
                       in certain transactions.  For
                       instance, the vote of the holders
                       of 75% of the outstanding shares is
                       required to authorize All-Star's
                       conversion from a closed-end to an
                       open-end investment company, unless
                       such conversion is recommended by
                       All-Star's Board of Trustees, in
                       which event such conversion would
                       only require the majority vote of
                       All-Star's shareholders, as defined
                       in the Investment Company Act of
                       1940 (the "1940 Act").   Certain
                       merger, sale of assets or similar
                       transactions with persons owning
                       five percent or more of All-Star's
                       shares, unless approved by
                       All-Star's Board of Trustees, would
                       require a similar 75% vote.  These
                       provisions cannot be amended
                       without a similar super-majority
                       vote.  In addition, All-Star's
                       Board of Trustees is divided into
                       three classes, each of which has a
                       term of three years and only one of
                       which is elected at each annual
                       meeting of shareholders.  See
                       "Description of Shares--Certain
                       Provisions of the Declaration of
                       Trust."

Distributions..........All-Star  currently has a policy of paying  distributions on its common shares totalling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. If, for any calendar year, the total distributions made under the 10% pay-out policy exceed All-Star's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital to shareholders (up to the amount of the shareholder's basis in his or her shares), and thereafter as gain from the sale of shares. All-Star made distributions from capital in 1987, 1988, 1989, 1990, 1992, 1993 and 1994 (see
                       "Financial Highlights"). The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Such excess, however, will be treated first as ordinary dividend income up to the amount of All-Star's current and accumulated earnings and profits, and then as return of capital and capital gain as set forth above.

                       All-Star may, in the
                       discretion of the Board of Trustees, retain for reinvestment net long-term capital gains in excess of net short-term capital losses for any year to the extent that its net investment income, net short-term realized gains, and net long-term realized gains exceed the minimum amount required to be distributed for such year under the 10% pay-out policy. Such retained capital gains will be taxed to both All-Star and the shareholders as long-term capital gains; however shareholders will be able to claim their proportionate share of the federal income taxes paid by All-Star as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their All-Star shares by the difference between their pro rata share of the undistributed capital gains and their tax credit. See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan".

Closed-end fund
  discounts............Shares of closed-end
                       investment companies such as
                       All-Star are not redeemable and
                       frequently trade at a discount from
                       their net asset value.  This risk
                       is separate and distinct from the
                       risk that All-Star's net asset
                       value may decline. See "Share Price
                       Data."

                    FINANCIAL HIGHLIGHTS

     The following information as to per share operating performance, total investment return and ratios for each of the ten years ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, Boston, Massachusetts, independent auditors. The report of KPMG Peat Marwick LLP, together with the financial statements of All-Star, are included in the Statement of Additional Information (see cover page).

                                  YEAR ENDED DECEMBER 31,
        ---------------------------------------------------------------------
             1997   1996  1995   1994  1993   1992   1991  1990  1989  1988
        ---------------------------------------------------------------------
PER SHARE
OPERATING
PERFORMANCE:

Net asset
  value
  at beginning
  of year   $11.95 $11.03 $9.26 $10.40 $10.78 $11.20 $8.92 $9.58 $8.29 $7.90
            ------  ----- ----- ------  ----- ------ ----- ----- ----- -----
Income from Investment Operations:

  Net
  investment
  income     0.05  0.08   0.10  0.11 0.12  0.16  0.17 0.18  0.19  0.16

  Net
  realized
  and
  unrealize
  gain
  (loss)
  on
  investments 3.01(a) 2.15(a) 2.71 (0.20) 0.78(a) 0.54  3.13 0.06  2.05 0.87


  Provision
  for federal
  income
  tax      (0.36)(0.13) _____ ____ (0.18)_____  ______ ______ _____ _____

Total
  from
  Investment 2.70 2.10  2.81 (0.09) 0.72  0.70 3.30  0.24 2.24  1.03
    Operation---- ----  ----  ----  ----  ---- ----  ---- ----  ----

Less Distributions:

  Dividends
   from
   net
   investment
   income   (0.05) (0.08) (0.10) (0.12)(0.12) (0.18) (0.15)(0.20)(0.20)(0.16)

   Distributions
   from realized
   capital
   gains    (1.28) (1.10) (0.94) (0.52)(0.58)(0.66) (0.87) (0.47) (0.31) ____

 Returns
 of capital _____  ______ _____  (0.36)(0.37)(0.23) ______ (0.23) (0.44) (0.48)


Total
Distributions (1.33)(1.18) (1.04) (1.00)(1.07) (1.07)(1.02)(0.90) (0.95) (0.64)

Change due to
   rights
   offerings(b)____  _____ _____  (0.05)(0.03) (0.05) ____ _____ _____ ______

Net asset value
   at end
   of year   $13.32 $11.95 $11.03 $9.26 $10.40 $10.78 $11.20 $8.92 $9.58 $8.29
             ====== ====== ====== ===== ====== ====== ====== ===== ==== ======

Per share
   market
   value
   at end
   of year
    $13.313 $11.250 $10.875 $8.500 $11.125 $11.125 $10.750 $7.750 $8.250 $7.250
     ====== ======= ======= ====== ======= ======= ======= ====== ====== ======

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(C)

Based on
   net
   asset
   value    26.6%  21.7%  31.8%  (0.08%)    8.8%  6.9%  39.3%  4.2% 30.0% 14.6%

Based on
   market
   price   34.4%   16.2%  41.4%  (14.9%)   12.7% 14.9%  53.9%  5.1% 28.0% 32.0%

RATIOS AND SUPPLEMENTAL DATA:

Net
   assets
   at end
   of year
   (millions)$1,150 $988  $872    $710    $725   $665   $601  $479 $514  $445
Ratio of
   expenses
   to
   average
   net
   assets   1.01%  1.03% 1.06%   1.07    1.08%  1.44%  1.16%  1.23% 1.25% 1.33%
Ratio of
   net
   investment
   income
   to
   average
   net
   assets   0.38%  0.73% 0.92%  1.16%    1.08% 1.44%  1.66% 1.98%  2.07  % 1.96%
Portfolio
   turnover
   rate       99%   70%    54%    44%      72%   57%    72%   68%    70%    73%
Average
   commission
   rate(d) $0.0502 $0.0537 --     ---      ---   --    --     --      --  ---

(a)  Before provision for federal income tax.
(b) Effect of All-Star's rights offering for shares at a price below net asset value.
(c) Calculated assuming all distributions reinvested and all rights exercised.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                      SHARE PRICE DATA


     Trading in All-Star's shares on the New York Stock Exchange commenced on October 24, 1986. For the two years ended December 31, 1997 the high and low sales prices for All-Star's shares, as reported in the consolidated transaction reporting system, and the highest discount from or premium to net asset value per share and the net asset value on the day or days when the shares traded at such high and low sales prices, were as follows:

============================================================
                           (Dis-                    (Dis-
                           count                    count
                           from)                    from)
                           or                       or
                           Premium                  Premium
          High    Net      to Net  Low     Net      to Net
          Sales   Asset    Asset   Sales   Asset    Asset
          Price   Value    Value   Price   Value    Value
============================================================
1996
============================================================

------------------------------------------------------------
1st       $11.500 $11.42   0.70%   $10.500 $10.63    (1.22)%
Quarter
------------------------------------------------------------

2nd       $11.625 $11.56   0.56%   $10.625 $11.47    (7.37)%
Quarter
------------------------------------------------------------
3rd       $11.125 $11.51   (3.34)% $9.500  $10.64   (10.71)%
Quarter
------------------------------------------------------------
4th       $11.625 $12.37   (6.02)% $10.875 $11.82    (7.99)%
Quarter
============================================================
1997
============================================================
1st       $12.125 $11.98     1.21% $11.125 $11.86    (6.20)%
Quarter
------------------------------------------------------------
2nd       $13.000 $13.31   (2.33)% $11.500 $11.66    (1.37)%
Quarter
------------------------------------------------------------
3rd       $14.250 $14.01     1.71% $12.875 $13.80    (6.70)%
Quarter
------------------------------------------------------------
4th       $14.750 $14.34     2.86% $11.750 $13.59   (13.54)%
Quarter
=============================================================

     Certain features of and steps taken by All-Star may have tended to reduce the discount from net asset value at which its shares might otherwise have traded and, for some periods, to cause its shares to trade at a premium over net asset value, although All-Star is not able to determine what effect, if any, these various features and steps may have had. All-Star's current 10% distribution policy (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan-10% Distribution Policy" below), begun in July, 1988, may have contributed to this effect. This trend may also have resulted in whole or in part from other factors, such as the Fund's investment performance and increased attention directed to All-Star by securities analysts and market letters.

     The net asset value of a share of All-Star on March , 1998 was $__________. The last reported sale price of and All-Star share on that day was $___________, representing a [premium to][discount from] net asset value of ____%


                   INVESTMENT PERFORMANCE


     The table below shows two measures of All-Star's return to investors for various periods beginning December 31, 1987 through December 31, 1997. No. 1 ("All-Star NAV") shows All-Star's investment performance based on a valuation of its shares at net asset value ("NAV"). No. 2 ("All-Star Price") shows All-Star's investment performance based on the market price of All-Star's shares. Both measures assume reinvestment of all of the Fund's dividends and distributions in additional shares pursuant to All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan" below), and full exercise of primary subscription rights in All-Star's 1992, 1993 and 1994 rights offerings.

     The Lipper Growth and Income Fund Average has been included so that the Fund's results may be compared with an unweighted average of the total return of mutual funds classified as growth and income funds (i.e. mutual funds having investment objectives and policies comparable to All-Star) published by Lipper Analytical Services, Inc. The record of the S&P 500 Index has also been included so that All-Star's results may be compared with those of an unmanaged group of securities widely regarded by investors as representative of the stock market in general. The S&P 500 Index information reflects the total return (change in the market price) of the securities included in the index, and the Lipper Growth and Income Fund Average information reflects the total return (change in net asset value) of the mutual funds included in the average, in each case assuming reinvestment of dividends and distributions.

-------------------------------------------------------------
                                      Lipper
                          All-Star    Growth &
              All-Star    Price       Income     S&P 500
              NAV                     Fund       Index
                                      Average
              -----------------------------------------------
              -----------------------------------------------
1 Year Since
12/31/96      26.6%       34.4%       27.1%      33.4%
-------------------------------------------------------------
-------------------------------------------------------------
2 Years
Since         24.2%       25.0%       23.9%      28.1%
12/31/95
-------------------------------------------------------------
-------------------------------------------------------------
3 Years
Since         26.6%       30.2%       26.1%      31.1%
12/31/94
-------------------------------------------------------------
-------------------------------------------------------------
4 Years
Since         19.1%       17.1%       18.6%      22.9%
12/31/93
-------------------------------------------------------------
-------------------------------------------------------------
5 Years
Since         17.0%       16.2%       17.1%      20.2%
12/31/92
-------------------------------------------------------------
-------------------------------------------------------------
6 Years
Since         15.2%       16.0%       15.6%      18.0%
12/31/91
-------------------------------------------------------------
-------------------------------------------------------------
7 Years
Since         18.4%       20.8%       17.4%      19.7%
12/31/90
-------------------------------------------------------------
-------------------------------------------------------------
8 Years
Since         16.5%       18.7%       14.4%      16.6%
12/31/89
-------------------------------------------------------------
-------------------------------------------------------------
9 Years
Since         18.0%       19.7%       15.3%      18.2%
12/31/88
-------------------------------------------------------------
-------------------------------------------------------------
10 Years
Since         17.6%       20.9%       15.2%      18.0%
12/31/87
-------------------------------------------------------------




-----------------
The return shown is the average annual return for the period indicated to December 31, 1997.






     The above results represent All-Star's past performance and are not intended as a prediction of its future performance. The investment return, net asset value and market value of All-Star's shares will fluctuate, so that such shares when sold may be worth more or less than their original cost.


                          THE OFFER

Terms of the Offer

     All-Star is issuing to the holders of its shares of beneficial interest of record on the Record Date non-transferable Rights to subscribe for the Shares. Each such shareholder is being issued one Right for each share of beneficial interest owned on the Record Date. The Rights entitle the holder to acquire on Primary Subscription at the Subscription Price one Share for each twenty Rights held. No Rights will be issued for fractional shares. Rights may be exercised at any time during the Subscription Period, which commences on the date of this Prospectus and ends at 5:00 p.m., New York time, on April , 1998 (the "Expiration Date").

     In addition, any shareholder who fully exercises all Rights initially issued to him or her in the Primary Subscription (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription. For purposes of determining the number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record on the Record Date by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

     The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the New York Stock Exchange. Since fractional shares will not be issued, shareholders who receive, or who are left with, fewer than twenty Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of such fractional shares.

     The Rights will be evidenced by Subscription Certificates which will be mailed to Record Date shareholders. Rights may be exercised by completing a Subscription Certificate and delivering it, together with payment by means of
(i) a check or money order, or (ii) Notice of Guaranteed Delivery, to the Subscription Agent during the Subscription Period. The method by which Rights may be exercised and the Shares paid for is set forth below under "Method of Exercise of Rights" and "Payment for Shares".

Purpose of the Offer

     The Board of Trustees of All-Star has determined that it would be in the best interests of All-Star and its shareholders to increase the assets of All-Star available for investment, and that the potential benefits of the Offer to All-Star and its shareholders will outweigh the dilution to shareholders who do not fully exercise their rights. The proceeds of the Offer will enable
All-Star's   Portfolio  Managers  to  take  advantage  of  perceived  investment opportunities without having to sell existing portfolio holdings which they otherwise would retain. The Offer seeks to reward investors by giving existing shareholders the opportunity to purchase additional Shares at a price below market value and without brokerage commissions. In addition, the Offer will enhance the likelihood that All-Star will continue to have sufficient assets remaining after the distributions called for by its current 10% distribution policy to permit the Fund to maintain the current ratio of its fixed expenses to its net assets.

     All-Star's Fund Manager and Portfolio Managers will benefit from the Offer because their fees are based on the average weekly net assets of All-Star. See "Management of All-Star". It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities that will fluctuate in value. One of All-Star's Trustees who voted to authorize the Offer is an "interested person", within the meaning of the 1940 Act, of the Fund Manager, and therefore could benefit indirectly from the Offer. The other three Trustees are not "interested persons" of All-Star or the Fund Manager.

     All-Star may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act. In 1992, All-Star completed a rights offering to shareholders of 5,464,168 additional shares at a subscription price of $10.05 per share, for proceeds to the Fund after expenses of $54,683,782. In 1993, All-Star completed a second rights offering to shareholders of 4,227,570 additional shares at a subscription price of $10.41 per share, for proceeds to the Fund after expenses of $43,759,004. In 1994, All-Star completed a third rights offering to shareholders of 4,704,931 additional shares at a subscription price of $9.14 per share, for proceeds to the Fund after expenses of $42,793,069. All three rights offerings were fully subscribed.

Over-Subscription Privilege

     If some shareholders do not exercise all of their Rights initially issued to them in the Primary Subscription, the remaining unsubscribed Shares ("Excess Shares") will be offered, by means of the Over-Subscription Privilege, to holders of Rights who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares to which their Rights entitle them. Holders of Rights who exercise all their Rights initially issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) will have the opportunity to indicate on their Subscription Certificate how many Shares they are willing to acquire pursuant to this Over-Subscription privilege. If there are sufficient Excess Shares, all over-subscriptions will be honored in full. If the Excess Shares are insufficient to honor all over-subscriptions, the available Excess Shares will be allocated (subject to the elimination of fractional Shares) among those holders of Rights exercising the Over-Subscription privilege, in proportion, not to the number of Shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held by them on the Record Date; provided, however, that if such pro rata allocation results in any holder being allocated a greater number of Excess Shares than such holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

         Holder's Record Date Position
         -----------------------------
         Total Record Date Position      x Excess Shares
            of all Oversubscribers         Remaining

     The allocation process may involve a series of allocations in order to assure that the total number of share available for Over-Subscription is distributed on a pro rata basis. The Fund will not offer or sell any Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

The Subscription Price

     The Subscription Price for the Shares to be issued pursuant to the Rights will be 95% of the lower of (i) the last reported sale price of a share of beneficial interest of All-Star on the New York Stock Exchange on April , 1998 (the "Pricing Date"), or (ii) the net asset value of a share of All-Star on the Pricing Date.

     All-Star announced the terms of the Offer before the opening of trading on the New York Stock Exchange on December 19, 1997. The net asset value per share of All-Star at the close of business on December 18, 1997 and on March , 1998 was $13.35 and $_________, respectively, and the last reported sale price of a share on such Exchange on those dates was $13.3125 and $_________, respectively.

Expiration of the Offer

     The Offer will expire at 5:00 p.m., New York time, on April , 1998 (the "Expiration Date"). Rights will expire on the Expiration Date and thereafter may not be exercised, unless the Offer is extended. Since the Expiration Date is prior to the Pricing Date, shareholders who decide to acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, what the purchase price for such Shares will be.

     Any extension, termination, or amendment of the Offer will be followed as promptly as practical by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. The Fund will not, unless otherwise required by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones New Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

     The Subscription Agent is State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200. State Street Bank and Trust Company is also the Fund's dividend paying agent, transfer agent and registrar. The
Subscription Agent will receive from All-Star a fee estimated to be $____________ and reimbursement for its out-of-pocket expenses related to the Offer. Inquiries by all holders of Rights should be directed to P.O. Box 9061, Boston, Massachusetts 02205-8686 (telephone 1-800-542-3863); holders may also consult their brokers or nominees.

Method of Exercise of Rights

     Rights may be exercised by filling in and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge such Rights holder a servicing fee in connection with such exercise. Fractional Shares will not be issued, and Rights holders who receive, or who are left with, fewer than twenty Rights will not be able to exercise such Rights.

     Completed Subscription Certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares")at the offices of the Subscription Agent at one of the addresses set forth below.

     The Subscription Certificate and payment should be sent to STATE STREET BANK AND TRUST COMPANY by one of the following methods:

Subscription Certificate
Delivery Method            Address/Number
------------------------   ---------------------------

By Mail                    State Street Bank and Trust Company
                           Corporate Reorganization
                           P.O. Box 9061
                           Boston, MA  02205-8686

By Hand                    State Street Bank and Trust Company
                           225 Franklin Street, Concourse Level
                           New York, New York  10006

                           or

                           Securities Transfer and Reporting
                                    Services
                               One Exchange Place
                           55 Broadway, Concourse Level
                           New York, New York  10006

By Overnight Courier       State Street Bank and Trust Company
or Express Mail            Corporate Reorganization Department
                               70 Campanelli Drive
                               Braintree, MA 02184

By Broker-Dealer or        Shareholders whose Shares are held in
other Nominee              a brokerage, bank or trust account
(Notice of Guaranteed      may contact their broker or other
 Delivery)                 nominee and instruct them to submit
                           a Notice of Guaranteed Delivery
                           and Payment on their behalf.

     Delivery by any method or to any address not listed above will not constitute good delivery.

     All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by All-Star, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. All-Star reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund's counsel, be unlawful. All-Star also reserves the right to waive any irregularities or conditions, and the Fund's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time, if any, as the Fund shall determine unless waived. Neither All-Star nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

Payment for Shares

     Holders of Rights who subscribe for Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

         (1) If, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent shall have received a notice of guaranteed delivery by facsimile or otherwise, from a bank or trust company or a New York Stock Exchange or National Association of Securities Dealers member firm, guaranteeing delivery of (a) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (b) a properly completed and executed Subscription Certificate, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate is not received by the Subscription Agent by the close of business on the third business day after the Expiration Date and full payment for the Shares is not received by it by the close of business on the __th business day after the Confirmation Date (as defined below).

         (2) Alternatively, a holder of rights can, together with the Subscription Certificate, send payment for the Shares acquired on Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on an estimated purchase price of $___ per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date.

     A PAYMENT BY CHECK OR MONEY ORDER, PURSUANT TO THE SECOND METHOD DESCRIBED ABOVE, MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH EXERCISE TO BE ACCEPTED. The check or money order must be drawn on a bank located in the United States and must be made payable to Liberty All-Star Equity Fund.

     Within ____ business days following the Pricing Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each shareholder exercising his or her Rights (or, if the All-Star shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such shareholder to All-Star or any excess to be refunded by All-Star to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. Any additional payment required from a shareholder must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the __th business day after the Confirmation Date, and any excess payment to be refunded by All-Star to such shareholder will be mailed by the Subscription Agent no later than __ business days after the Expiration Date. All payments by a shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and be payable to Liberty All-Star Equity Fund. Such payments will be held by the Subscription Agenda pending completion of the processing of the subscription, and will then be paid to All-Star. Any interest earned on such amounts will accrue to All-Star and none will be paid to the subscriber.

     Whichever of the above two methods of payment is used, issuance and delivery of the Shares subscribed for are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

     Rights holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent.

     If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, All-Star reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed and unpaid for Shares;
(ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell in the open market all or a portion of the Shares purchased by the holder, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares to enforce the relevant guaranty of payment or monetary damages.

     All-Star shareholders whose shares are held by a broker-dealer, bank, trust company or other nominee should contact the nominee to exercise their Rights and request the nominee to exercise their Rights in accordance with their instructions.

     Brokers, banks, trust companies, depositories and other nominees who hold All-Star shares for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the record holder of such Right should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment.

     The instructions accompanying the Subscription Certificate should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO
All-Star. (They should be sent to State Street Bank and Trust Company as indicated above).

Delivery of Share Certificates

     Participants in All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan") who exercise the Rights issued on the shares held in their accounts in the Plan will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan. Shareholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. With respect to all other shareholders, share certificates for all Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed within fifteen business days after the Confirmation Date, provided payment for the Shares subscribed for has cleared, which clearance may take up to fifteen days from the date of receipt of the payment. If such payment does not clear within fifteen days from the date of receipt, All-Star may exercise its rights in the event of non-payment under "Payment for Shares" above.

Federal Income Tax Consequences

     For federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to holders of shares, and no loss will be realized if the Rights expire without being exercised. All-Star will realize no gain or loss on the issuance, exercise or expiration of the Rights.

     The holding period for a Share acquired upon exercise of a Right begins with the date of exercise. In the absence of a special election by the shareholder, the shareholder's basis for determining gain or loss upon the sale of that Share will be the per share Subscription Price. The gain or loss recognized upon such sale will be capital gain or loss if the Share was held as a capital asset at the time of sale taxable, in the case of noncorporate shareholders, at a maximum rate of 20% if the shareholder's holding period for the Share is more than eighteen months, or 28% if the shareholder's holding period for the Share is more than twelve months but less than or equal to eighteen months.

     The foregoing does not cover the state or local tax consequences of receiving or exercising a Right or address tax aspects of the Offer that may be relevant to shareholders subject to special treatment under the Internal Revenue Code (such as insurance companies, financial institutions, tax-exempt entities, employee benefit plans, dealers in securities, foreign corporations, and persons who are not citizens or residents of the U.S.). The foregoing is intended solely as general information, based on the Internal Revenue Code, applicable regulations and judicial precedent as of the date hereof, and each shareholder is advised to consult his or her own tax adviser regarding tax consequences.

Special Considerations and Risk Factors

     As a result of the terms of the Offer, shareholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in All-Star. In addition, because the Subscription Price will be less than the then current net asset value per Share, the Offer will result in a dilution of net asset value, which will disproportionately affect shareholders who do not exercise their Rights.

Possible Suspension of the Offer

     All-Star has, as required by the Securities and Exchange Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if subsequent to March __, 1998,- the effective date of the Fund's Registration Statement,- All-Star's net asset value declines more than 10% from its net asset value as of March , 1998. Accordingly, All-Star will notify shareholders of any such decline and thereby permit them to cancel their exercise of Rights.

                       USE OF PROCEEDS

     The net proceeds of the Offer, assuming that all Shares offered hereby are sold at an assumed Subscription Price of $________ per share, are estimated to be approximately $__________, after deducting expenses payable by All-Star estimated at $220,000. Such net proceeds will be invested by All-Star's
Portfolio Managers in portfolio securities in accordance with All-Star's investment objective and policies. It is anticipated that investment of such net proceeds under normal market conditions will take place during a period of approximately 30 days from their receipt by All-Star, and would in any event be completed within three months. Pending such investment the net proceeds will be invested in Short-Term Money Market Instruments (as defined under "Investment Objective and Policies" below).

                  THE MULTI-MANAGER CONCEPT

     All-Star allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers"),currently five in number,- recommended by Liberty Asset Management Company (the "Fund Manager"), each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

     In the opinion of the Fund Manager, the multi-manager concept provides advantages over the use of a single manager because of the following primary factors:

         (i) most equity investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics;

         (ii) because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions;

         (iii) consequently, by allocating All-Star's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long-term than if a single style were employed throughout the entire period;

         (iv) consistent performance at a given annual rate of return over time produces a higher rate of return for the long-term than more volatile performance having the same average annual rate of return.

     The Fund Manager, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of several hundred professional investment management firms, has selected for appointment by All-Star a group of Portfolio Managers representing a blending of different investment styles which, in its opinion, is appropriate to All-Star's investment objective.

     The Fund Manager continuously monitors the performance and investment styles of All-Star's Portfolio Managers and from time to time recommends changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel. Portfolio Manager changes may also be made to change the mix of investment styles employed by All-Star's Portfolio Managers. Since inception All-Star has had seven Portfolio Manager changes.

     All-Star Portfolio Manager changes, as well as the periodic rebalancings of its portfolio among the Portfolio Managers and the possible need to raise cash for All-Star's quarterly distributions, may result in some portfolio turnover in excess of what would otherwise be the case (see "Financial Highlights" above). Increased portfolio turnover would cause increased brokerage commission costs to the Fund, and may result in realization of capital gains, which are taxable to shareholders.

     Under the terms of an exemptive order issued to All-Star and the Fund Manager by the Securities and Exchange Commission, a portfolio management agreement with a new or additional Portfolio Manager may be entered into in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, All-Star's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at All-Star's regularly scheduled annual shareholder meeting (normally held in April) next following the date of the new or additional portfolio management agreement. Information about Portfolio Manager changes or additions made in advance of shareholder approval will be announced to the press following Board of Trustee action and will be included in the next report to shareholders.

     All-Star's current Portfolio Managers are:

          J.P. Morgan Investment Management Inc.
                    Oppenheimer Capital
          Palley-Needelman Asset Management, Inc.
              Westwood Management Corporation
          Wilke/Thompson Capital Management, Inc.

     See Appendix A for information about these Portfolio Managers, including the employees primarily responsible for the day-to-day management of the portion of All-Star's portfolio allocated to each.

              INVESTMENT OBJECTIVE AND POLICIES

     All-Star's  investment  objective  is  to  seek  total  investment  return,
comprised  of  long-term  capital  appreciation  and  current  income,   through
investment primarily in a diversified portfolio of equity securities.

     All-Star invests primarily in equity securities, defined as common stocks and securities convertible into common stocks such as bonds and preferred stocks, and securities having common stock characteristics such as warrants and rights to purchase equity securities (although, as a non-fundamental policy, not more than 35% of the value of All-Star's total assets will be invested in rights and warrants). All-Star may lend its portfolio securities, write covered call and put options and engage in options and futures strategies (see "Investment Practices" below).

     Although under normal circumstances All-Star will remain substantially fully invested in equity securities, up to 35% of the value of All-Star's total assets may be invested in Short-Term Money Market Instruments, including certificates of deposit (negotiable certificates issued against bank deposits), other interest-bearing bank deposits such as savings and money market accounts, and bankers' acceptances (short-term bank-guaranteed credit instruments used to finance transactions in goods) of domestic branches of U.S. banks having assets of not less than $1 billion, obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"), commercial paper (unsecured short-term promissory notes issued by corporations) rated not lower than A-1 by Standard and Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), short-term corporate debt securities rated not lower than AA by Standard &
Poor's or Aa by Moody's, and repurchase agreements with respect to the foregoing. All-Star may temporarily reduce its investments in equity securities and invest without limit in Short-Term Money Market Instruments for defensive purposes when LAMCO or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.

     All-Star's investment objective of seeking total investment return and its policy of investing under normal market conditions at least 65% of the value of its total assets in equity securities, as well as certain of its investment restrictions referred to under Reducing Risk below and in the Statement of Additional Information, are fundamental and may not be changed without a majority vote of All-Star's outstanding shares. Under the 1940 Act, a "majority vote" means the vote of the lesser of (a) 67% of the shares of All-Star represented at a meeting at which the holders of more than 50% of the outstanding shares of All-Star are present or represented, or (b) more than 50% of the outstanding shares of All-Star.

Investment Practices

     The following describes certain of the investment practices in which one or more of All-Star's Portfolio Managers may engage, each of which may involve certain special risks.

Lending of Portfolio Securities

     Although All-Star has not to date engaged in securities lending, consistent with applicable regulatory requirements, All-Star, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government Securities) equal to not less than the market value, determined daily, of the securities loaned. All-Star would receive amounts equal to the interest on the securities loaned. It will also be paid for having made the loan. Any cash collateral pursuant to these loans would be invested in Short-Term Money Market Instruments. All-Star could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. All-Star will limit such lending to not more than 30% of the value of All-Star's total assets. The Fund may pay fees to its custodian bank or others for administrative services in connection with securities loans.

Repurchase Agreements

     All-Star may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to All-Star and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. All-Star requires the seller of the securities to maintain on deposit with All-Star's custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, All-Star could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 35% of All-Star's total assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

Options and Futures Strategies

      All-Star may seek to increase the current return of All-Star's portfolio by writing covered call or put options with respect to the types of securities in which All-Star is permitted to invest. Call options written by the Fund give the purchaser the right for a stated period to buy the underlying securities from All-Star at a stated price; put options written by the Fund give the purchaser the right for a stated period to sell the underlying securities to All-Star at a stated price. By writing a call option, All-Star limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, All-Star assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

     All-Star may purchase put options to protect its portfolio holdings in the underlying security against a decline in market value. It may purchase call options to hedge against an increase in the prices of portfolio securities that it plans to purchase. By purchasing put or call options, All-Star, for the premium paid, acquires the right (but not the obligation) to sell (in the case of a put option) or purchase (in the case of a call option) the underlying security at the option exercise price, regardless of the then current market price.

     All-Star may also seek to hedge against declines in the value of securities owned by it or increases in the price of securities it plans to purchase, or to gain or maintain market exposure, through the purchase of stock index futures and related options. For example, All-Star may purchase stock index futures and related options to enable a newly appointed Portfolio Manager to gain immediate exposure to underlying securities markets pending the investment of the portion of All-Star portfolio assigned to it. A stock index future is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of the specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

     Expenses and losses incurred as a result of the hedging strategies described above will reduce All-Star's current return.
     Transactions in options and futures contracts may not achieve the intended goals of protecting portfolio holdings against market declines or gaining or maintaining market exposure, as applicable, to the extent that there is an imperfect correlation between the price movements of the options and futures contracts and those of the securities to be hedged. In addition, if a Portfolio Manager's prediction on stock market movements is inaccurate, All-Star may be worse off than if it had not engaged in such options or futures transactions.

     See the Statement of Additional Information for additional information concerning options and futures transactions and the risk thereof.

Risks

     As an investment company that holds common stocks, All-Star's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. All-Star may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investment in equities, and investors should be able to tolerate significant fluctuations in the value of their investments. All-Star is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

     In addition to the foregoing investment risks, shares of closed-end investment companies such as All-Star are not redeemable and frequently trade at a discount from their net asset value. See "Share Price Data" for information about the market price and net asset value of All-Star's shares since January 1, 1996.

Reducing Investment Risk

     As a matter of fundamental policy, All-Star will not (i), as to 75% of its total assets, purchase the securities (other than U.S. Government Securities) of any one issuer if after such purchase more than 5% of its assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer, (ii) invest more than 25% of its assets in the securities of issuers conducting their principal business activity in the same industry, or (iii) invest more than 10% of its net assets in securities which are restricted or not readily marketable (including unregistered securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933). See "Investment Restrictions" in the Statement of Additional Information.

                   MANAGEMENT OF ALL-STAR

     The management of All-Star's business and affairs is the responsibility of its Board of Trustees.

     All-Star has a Fund Management Agreement with Liberty Asset Management Company (the "Fund Manager") pursuant to which the Fund Manager provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services ("investment management services") described above under "The Multi-Manager Concept". No single individual at the Fund Manager is responsible for the Fund
Manager's decisions with respect to the retention or replacement of the Portfolio Managers.

     The Fund Manager is also responsible for the provision of administrative services to All-Star, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers of All-Star who are officers or employees of the Fund Manager or its affiliates, and the supervision of transfer agency, dividend disbursing, custodial and other services provided to others. Certain of the Fund Manager's administrative responsibilities have been delegated to Colonial.

     The Fund Manager has its offices at 600 Atlantic Avenue, 23rd Floor, Boston, Massachusetts 02210. The Fund Manager was organized in 1985 and is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company, an international multi-line insurance carrier.

     Under All-Star's Portfolio Management Agreements with each of its Portfolio Managers and the Fund Manager, each Portfolio Manager has discretionary authority (including for the selection of brokers and dealers for the execution of All-Star's portfolio transactions) with respect to the portion of All-Star's assets allocated to it by the Fund Manager from time to time, subject to All-Star's investment objective and policies, to the supervision and control of the Trustees, and to instructions from the Fund Manager. As described under "The Multi-Manager Concept", the Fund Manager from time to time reallocates All-Star's portfolio assets in order to maintain an approximately equal allocation of them among the Portfolio Managers and to preserve an approximately equal weighting among the different investment styles practiced by the Portfolio Managers. Although the Portfolio Managers' activities are subject to general oversight by the Fund Manager and the Trustees and officers of All-Star, neither the Fund Manager nor such Trustees and officers evaluate the investment merits of the Portfolio Managers' selections of individual securities.

     Although All-Star does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, All-Star's Portfolio Managers are permitted to place portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with All-Star's procedures adopted under Rule 17e-1 under the 1940 Act.

     All-Star's  Fund  Management  Agreement  with  the  Fund  Manager  and  its
Portfolio Management Agreements with the Portfolio Managers and Fund Manager provide that (i) All-Star pay the Fund Manager a fund management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net asset value up to $400 million, 0.72% of such net asset value exceeding $400 million up to $800 million, 0.648% of such net asset value exceeding $800 million up to $1.2 billion, and 0.584% of such net asset value over $1.2 billion; (ii) the Fund Manager then pay each Portfolio Manager at 50% of the above rates in proportion to the portions of All-Star's investment portfolio managed by it, and (iii) All-Star pay the Fund Manager a fee for administrative services at an annual rate of 0.20% of All-Star's average weekly net asset value up to $400 million, 0.18% of such net asset value exceeding $400 million up to $800 million, 0.162% of such net asset value exceeding $800 million up to $1.2 billion, and 0.146% of such net asset value over $1.2 billion.

     Colonial provides pricing and bookkeeping services to All-Star for an annual fee of $36,000 plus an annual asset-based fee of 0.0233% of net assets in excess of $50 million, with breakpoint reductions at $500 million and $1 billion.

Custodian and Transfer Agent

     Boston Safe Deposit and Trust Company, One Boston Place, Boston MA 02108-4402 is All-Star's custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the transfer and dividend disbursing agent and registrar for All-Star.

Expenses of the Fund

     The Fund Manager provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services and assumes responsibility for the administrative services described above, pays the compensation of and furnishes office space for the officers of All-Star who are affiliated with the Fund Manager, and pays the management fees of the Portfolio Managers. All-Star pays all its expenses, other than those expressly assumed by the Fund Manager. The expenses payable by All-Star include: management and administrative fees payable to the Fund Manager; pricing and bookkeeping fees payable to Colonial; fees and expenses of independent auditors; fees for transfer agent and registrar, dividend disbursing, custodian and portfolio recordkeeping services; expenses in connection with the Automatic Dividend Reinvestment and Cash Purchase Plan; expenses in connection with obtaining quotations for calculating the value of All-Star's net assets; taxes (if any) and the preparation of All-Star's tax returns; brokerage fees and commissions; interest; costs of trustee and shareholder meetings (including expenses of printing and mailing proxy material therefor); expenses of printing and mailing reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of All-Star's existence; membership dues for investment company industry trade associations; legal fees; stock exchange listing fees and expenses; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Fund Manager or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a non-recurring nature.

Year 2000

     Many existing computer programs and systems, including some used by the Fund Manager, by All-Star's custodian bank, transfer and dividend dispersing agent, and by Colonial in connection with its pricing and bookkeeping services to the Fund, have been written in such a way that, without modification, they will not properly process and calculate date-related information and data from and after January 1, 2000. All-Star has been advised that the Fund Manager, Colonial, and the Fund's custodian bank and transfer agent (neither of which are affiliated with the Fund Manager) are in the process of making any required modifications of their programs and systems and that they believe that they will complete such modifications on a timely basis and will be able properly to process such information and data for All-Star after that date. The cost of these modifications will not affect All-Star. However, failure by the Fund Manager or any of All-Star's other service providers to successfully complete the required modifications in a timely manner could have a materially adverse impact on All-Star.

                    DESCRIPTION OF SHARES

General

     All-Star's capitalization consists of an unlimited number of shares of beneficial interest in All-Star without par value, of which 86,362,669 shares were outstanding on the date of this Prospectus. The currently outstanding shares are, and the Shares offered hereby when issued and paid for pursuant to the terms of the Offer will be, fully paid and non-assessable. Shareholders would be entitled to share pro rata in the net assets of All-Star available for distribution to shareholders upon liquidation of All-Star.

     Shareholders are entitled to one vote for each share held. All-Star's shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of All-Star voting for the election of Trustees can elect all the Trustees standing for election, and, in such event, the holders of the remaining shares will not be able to elect any of such Trustees.

Repurchase of Shares

     All-Star is a closed-end investment company and as such its shareholders do not have the right to cause All-Star to redeem their All-Star shares. All-Star, however, is authorized to repurchase its shares on the open market when its shares are trading at a discount from their net asset value. All-Star has no current plans to repurchase its shares.

Anti-takeover Provisions of the Declaration of Trust

     All-Star's Declaration of Trust contains provisions (commonly referred to as "anti-takeover" provisions) which are intended to have the effect of limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain transactions, or to modify its structure. The Board of Trustees is divided into three classes, each having a term of three years. On the date of the annual meeting of shareholders in each year the term of one class expires. This provision could delay for up to three years the replacement of a majority of the Board of Trustees. The affirmative vote of the holders of 75% of the shares will be required to authorize All-Star's conversion from a closed-end to an open-end investment company, unless such conversion is recommended by All-Star's Board of Trustees, in which event such conversion would only require the majority vote of All-Star's shareholders (as defined under "Investment Objectives and Policies" above).

     In addition, a 75% vote of All-Star's shareholders will be required generally to authorize any of the following transactions:

     (i) All-Star's merger or consolidation with or into any other corporation;

     (ii) the issuance of any securities of All-Star to any person or entity for cash;

     (iii) the sale, lease or exchange of all or any substantial part of All-Star's assets to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

      (iv) the sale, lease or exchange to All-Star, in exchange for securities of All-Star, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of five percent or more of the outstanding shares of All-Star. (A two-thirds vote would otherwise be required for a merger or consolidation or a sale, lease or exchange of all or substantially all of All-Star's assets unless recommended by the trustees, in which case only a majority vote would be required). However, such 75% vote or consent will not be required with respect to the transactions listed in (i) through (iv) above where the Board of Trustees under certain conditions approves the transaction. In addition, the Declaration of Trust requires the affirmative vote or consent or the holders of 75% of the shares for the termination and liquidation of All-Star.

     The foregoing super-majority vote requirements may not be amended except by a similar super-majority vote of the shareholders.

     These provisions will make more difficult a change in All-Star's structure or management or consummation of the foregoing transactions without the Trustees' approval. The anti-takeover provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of All-Star in a tender offer or similar transaction. However, the Board of Trustees continues to believe that the anti-takeover provisions are in the best interests of All-Star and its shareholders because they provide the advantage of potentially requiring persons seeking control of All-Star to negotiate with its management regarding the price to be paid and facilitating the continuity of All-Star's management and its continuing application of the multi-manager concept.

     The Board also believes that the super majority vote requirement for conversion to an open-end investment company is in the best interest of All-Star and its shareholders because it will allow All-Star to continue to benefit from the advantages of its closed-end structure until such time that, based on relevant factors including the then current relationship of the market price of All-Star's shares to their net asset value, the Board determines to recommend to shareholders All-Star's conversion to an open-end investment company.

     In accordance with its Declaration of Trust, the question of conversion to an open-end investment company was submitted to the vote of shareholders at All-Star's 1993 annual meeting held on April 6, 1993, such conversion then requiring only the affirmative vote of a majority of All-Star's shares (as defined in the 1940 Act). In accordance with the Trustee's recommendation, shareholders, by substantial majorities, rejected the conversion proposal and approved an amendment to All-Star's Declaration of Trust instituting the 75% super-majority vote requirement referred to above for any future conversion to open-end status.

              DISTRIBUTIONS; AUTOMATIC DIVIDEND
             REINVESTMENT AND CASH PURCHASE PLAN

10% Distribution Policy

     All-Star's current policy is to pay distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. If, for any calendar year, the total distributions required by the 10% pay-out policy exceed All-Star's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital to the extent of the shareholder's basis in his or her shares, and thereafter, to the extent of any excess over such basis, as capital gain. The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. All-Star made distributions from capital in 1987, 1988, 1989, 1990, 1992, 1993 and 1994 (see "Financial
Highlights").

     To the extent All-Star's 10% payout policy results in distributions in excess of its net investment income and net realized capital gains, such distributions will decrease All-Star's total assets and increase its expense ratio to a greater extent than would have been the case without the 10% payout policy. In addition, in order to make distributions under the 10% payout policy, All-Star may have to sell portfolio securities at times when the particular investment styles of its Portfolio Managers would dictate not doing so.

     All-Star may, in the discretion of the Board of Trustees, retain for reinvestment, and not distribute, net long-term capital gains in excess of net short-term capital losses for any year to the extent that its net investment income, net short-term realized gains and net long-term realized gains exceed the minimum amount required to be distributed for such year under the 10% pay-out policy, although All-Star reserves the right to distribute such excess. Any such retained capital gains would be taxed to shareholders as long-term capital gains and shareholders would be able to claim their proportionate share of the federal income taxes paid by All-Star with respect to such retained gains as a credit against their own federal income tax liabilities, and would be entitled to increase the adjusted tax basis of their All-Star shares by the difference between their pro rata share of the undistributed capital gains and their tax credit.

     All-Star intends to pay all or a substantial portion of its distributions in each year to shareholders in the form of newly issued shares (plus cash in lieu of any fractional shares that would otherwise be issuable), to all shareholders except those non-participants in All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan who specifically elect to receive their distribution in cash by completing and signing an option card, a copy of which will be enclosed with the notice of each such distribution payable in shares, and returning it on a timely basis to State Street Bank and Trust Company, All-Star's transfer agent and dividend paying agent.

     The number of shares to be issued in payment of distributions declared payable in shares will be determined by dividing the total dollar amount of the distribution payable to the shareholder by the lower of the market value or the net asset value per share on the valuation date for the distribution (but not at a discount of more than 5% from the market value). Market value per share for this purpose will be the last sales price on the New York Stock Exchange on the valuation date or, if there are no sales on that day, the mean between the closing bid and closing asked quotations for that date.

Automatic Dividend Reinvestment and Cash Purchase Plan

     Under All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares are registered in their own name may elect to participate in the Plan and have all distributions automatically reinvested by State Street Bank and Trust Company, as agent for participants in the Plan (the "Plan Agent"), in additional shares of All-Star. Shareholders who do not elect to participate in the Plan will receive all distributions (other than those declared payable in shares as described above) in cash.

     Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5% from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market, on the New York Stock Exchange or elsewhere at prevailing market prices (if the Fund's shares are trading at a discount to their net asset value), or in newly issued shares (if the Fund's shares are trading at or above their net asset value). Dividends and distributions are subject to taxation, whether received in cash or in shares (see "Tax Status" below).

     Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in All-Star shares purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 30 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who participant in the Plan.

     There is no charge to participants for reinvesting distributions payable in either shares or cash. The Plan Agent's fees for handling the reinvestment of such distributions are paid by All-Star. There are no brokerage charges with respect to shares issued directly by All-Star as a result of distributions payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve plan participants of any income tax which may be payable on such dividends or distributions. See "Tax Status" below.

     Experience under the Plan may indicate that changes are desirable. Accordingly, All-Star reserves the right to amend or terminate the Plan.

     Shareholders must affirmatively elect to participate in the Plan, and may do so by completing an application and filing it with the Plan Agent.
Shareholders may call or write the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200 (1-800-542-3863) for
information about the Plan.

     Shareholders whose All-Star shares are held of record in "street name" by broker-dealer firms or banks may not be able to participate in the Plan, and such shareholders who are participating in the Plan may not be able to transfer their shares to another broker-dealer or bank and continue to participate in the Plan.

     A shareholder may elect to withdraw form the Plan at any time by notifying the Plan Agent in writing. There will be no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin it at any time. A withdrawal will only be effective for subsequent distributions with a record date at least ten days after the notice of withdrawal is received by the Plan Agent.

                        TAX STATUS

     The following discussion summarizes the general rules applicable to taxation of All-Star and its shareholders. Shareholders are urged to consult with their own tax advisors concerning the tax consequences of their continued investment in All-Star and of their receipt and exercise of the Rights.

     All-Star intends to elect and to qualify each year for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions to the shareholders in accordance with the timing requirements set out in the Code. As a result, it is expected that All-Star will be relieved of federal income taxes on its net investment income and net realized capital gains to the extent distributed to shareholders. (See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan--10% Distribution Policy" regarding the authority of All-Star to retain and pay taxes on, and not distribute, net realized capital gains). If All-Star should fail to qualify as a regulated investment company in any year, it would incur a federal corporate income tax upon its taxable income and its distributions would generally be taxable as ordinary dividend income to the shareholders.

     Dividends and distributions by All-Star from net investment income and net realized capital gains are subject to taxation whether received by shareholders in cash or in shares of All-Star. Shareholders receiving a dividend or distribution in the form of newly issued shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received. Such shareholders will have a cost basis in each newly issued share equal to the fair market value of a share of All-Star on the distribution date. Distributions are generally taken into account for tax purposes when paid, except that distributions paid in January but declared in the last quarter of the preceding calendar year must be taken into account as if paid on December 31 of such preceding calendar year. A portion of All-Star's net investment income paid to corporate shareholders which is attributable to dividends from domestic corporations may be eligible for the 70% dividends received deduction available to corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions from net realized capital gains are taxable as long-term capital gains, regardless of how long the shareholder has held the shares, and are not eligible for the dividends received deduction for corporations. Net long-term capital gains are taxable, in the case of noncorporate shareholders, at a maximum rate of 20% if attributable to the disposition of assets the holding period for which was more than eighteen months or 28% if attributable to the disposition of assets the holding period for which was more than twelve months but less than or equal to eighteen months.

     If a shareholder holds shares of All-Star for six months or less, any loss on the sale of the shares will be treated as a long-term capital loss to the extent of any amount reportable by the shareholder as long-term capital gain with respect to such shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

     At the time of an investor's purchase of All-Star shares, All-Star's net asset value may reflect undistributed net investment income or capital gains or net unrealized appreciation of securities held by All-Star. As of March , 1998, All-Star had net unrealized appreciation of its investments of $__________ million. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or her investment, would be taxable to the shareholder as ordinary income or capital gain as described above. For federal income tax purposes, All-Star is permitted to carry forward its net realized capital losses, if any, and may realize net capital gains up to the amount of such losses without being required to pay taxes on or distribute such gains. As of December 31, 1997, All-Star had no capital loss carryovers.

     Under the Interest and Dividend Tax Compliance Act of 1983, certain non-corporate All-Star shareholders may be subject to 31% withholding on reportable dividends and capital gains distributions ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number and certain required certificates are not on file with All-Star or who, to All-Star's knowledge, have furnished an incorrect number. In addition, All-Star is required to withhold from distributions to any shareholder who does not certify to All-Star that such shareholder is not subject to back-up withholding due to notification by the Internal Revenue Service that such taxholder has under-reported interest or dividend income. Distributions from net investment income paid to shareholders who are non-resident aliens or entities may be subject to 30% United States withholding tax (but not, in such event, subject to backup withholding) under the existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Information concerning the federal income tax status of All-Star dividends and distributions is mailed to shareholders annually.

     Under present law, All-Star is not liable for any Massachusetts personal income or corporate excise tax so long as it qualifies as a regulated investment company under the Code. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes.

     See "The Offer-Federal Income Tax Consequences" for a discussion of the federal income tax consequences of the receipt and exercise of Rights.

                           GENERAL

     All-Star was organized on August 20, 1986 as a "Massachusetts business trust" and commenced investment operations on November 3, 1986. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, All-Star's Declaration of Trust contains an express disclaimer of shareholder liability for the acts or obligations of All-Star and provides for indemnification and reimbursement of expenses out of All-Star's property for any shareholder held personally liable for the obligations of All-Star. Thus, the risk of a shareholder incurring financial loss on account of an All-Star liability is limited to circumstances in which both inadequate insurance existed and All-Star itself were unable to meet its obligations from the liquidation of its portfolio investments.

     The Fund Manager is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc., itself an indirect majority-owned subsidiary of Liberty Mutual
Insurance Company.

     Under the Fund Management Agreement between All-Star and the Fund Manager, All-Star may use the name "Liberty All-Star" only so long as the Fund Management Agreement remains in effect. If the Fund Management Agreement is no longer in effect, All-Star is obligated (to the extent it lawfully can) to cease using such name or any other name indicating that it is advised by or otherwise connected with the Fund Manager. In addition, the Fund Manager may grant the non-exclusive right to use the name "Liberty All-Star" to any other entity, including any other investment company of which the Fund Manager or any of its affiliates is the investment adviser or distributor.

             STATEMENT OF ADDITIONAL INFORMATION

     Additional information about the Fund is contained in the Statement of Additional Information, a copy of which is available at no charge by calling or writing Liberty Investment Services, Inc. at the address or telephone number indicated on the cover of the Prospectus. Set forth below is the Table of Contents of the Statement of Additional Information.

                      Table of Contents
                      -----------------
                                        Page
                                        ----
Investment Objective and Policies         2
Investment Restrictions                   6
Investment Advisory and Other Services    7
Trustees and Officers of All-Star         9
Portfolio Security Transactions          11
Principal Shareholders                   12
Financial Statements                     13

                         APPENDIX A


          INFORMATION ABOUT THE PORTFOLIO MANAGERS


J.P. MORGAN INVESTMENT MANAGEMENT INC.
522 Fifth Avenue
New York, NY 10036

     J.P. Morgan Investment Management Inc. ("J.P.
Morgan") was appointed a Portfolio Manager of All-Star effective July 1, 1996. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a New York
Stock Exchange listed bank holding company the principal banking subsidiary of which is Morgan Guaranty Trust
Company of New York. As of December 31, 1997, J.P. Morgan
& Co. Incorporated and its subsidiaries had total combined assets under management of approximately $255 billion. J.P. Morgan & Co. Incorporated, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

     Henry D. Cavanna, Managing Director of J.P. Morgan, has managed the portion of All-Star's portfolio assigned to J.P. Morgan since its appointment as an All-Star
Portfolio Manager. Mr. Cavanna has been associated with J.P. Morgan for over 27 years.


OPPENHEIMER CAPITAL
Oppenheimer Tower
World Financial Center
New York, NY 10281

     Oppenheimer Capital ("Opp Cap") has been a Portfolio Manager of All-Star since February 16, 1990. Opp Cap is a Delaware general partnership formed on July 1, 1987 as the successor to a corporation formed in 1975. Opp Cap is owned and controlled by PIMCO Advisors L.P. ("PIMCO"), an investment adviser with approximately $199 billion in assets under management. One of PIMCO's general partners is PIMCO Partners, G.P., a general partnership of which the managing general partner is a limited liability company whose members are the Managing Directors of Pacific Investment Management Company, and the other general partner of which is a subsidiary of Pacific Mutual Life Insurance Company. Approximately 42% of the limited partnership interests in PIMCO are owned by PIMCO Advisors Holdings, L.P., units of which are publicly traded.

     As at December 31, 1997, Opp Cap had approximately $61 billion in assets under management. John Lindenthal, Managing Director of Opp Cap, has managed the portion of All-Star's portfolio assigned to Opp Cap since its appointment as an All-Star Portfolio Manager. Mr. Lindenthal has been associated with Opp Cap for over 18 years.


PALLEY-NEEDELMAN ASSET MANAGEMENT, INC.
800 Newport Center Drive, Suite 450
Newport Beach, CA 92660

     Palley-Needelman Asset Management, Inc., appointed as an All-Star Portfolio Manager effective July 1, 1993, was established in 1985 as the successor to a firm founded in 1973. The firm is owned by Roger B. Palley, President and Senior Investment Officer, and Chester J. Needelman, Chief Executive Officer, and had approximately $5 billion in assets under management as at December 31, 1997.

     Mr. Palley has managed the portion of All-Star's portfolio assigned to Palley-Needelman Asset Management, Inc. since its appointment as an All-Star Portfolio
Manager.


WESTWOOD MANAGEMENT CORPORATION
300 Crescent Court, #1320
Dallas, TX 75201

     Westwood Management Corporation was appointed as an All-Star Portfolio Manager effective November 1, 1997. The firm was organized by Susan M. Byrne, its President and Chief Executive Officer, in June, 1983, and became a wholly owned subsidiary of Southwest Securities Group, Inc., a New York Stock Exchange listed securities firm, in June, 1993. Westwood Management had approximately $1.7 billion in assets under management as at December 31, 1997.

     Ms. Byrne manages the portion of All-Star's portfolio assigned to Westwood Management Corporation.


WILKE/THOMPSON CAPITAL MANAGEMENT, INC.
3800 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402

     Wilke/Thompson Capital Management, Inc., appointed an All-Star Portfolio Manager effective March 1, 1997, was founded in July 1987. Mark A. Thompson, its Chairman and Chief Investment Officer, owns 56%, Anthony L. Ventura, its President, owns 23% and four other of its investment professionals own the remainder, of the outstanding shares of the firm. As of December 31, 1997, the firm had approximately $1.32 billion in assets under management.

     Mr. Thompson leads the team that manages the portion of All-Star's portfolio assigned to Wilke/Thompson
Capital Management, Inc.


                        [Back Cover]


No person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Prospectus does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any State or jurisdiction of the United States or any country where such offer would be unlawful.
                                   [Logo]   LIBERTY
                                            All-Star
                                           EQUITY FUND
     TABLE OF CONTENTS


Expenses........................
Prospectus Summary..............
Financial Highlights............
Share Price Data................
Investment Performance..........
The Offer.......................
Use of Proceeds.................
The Multi-Manager Concept.......    A Multi-Managed Investment
Investment Objective                Company
  and Policies..................
Management of All-Star..........    4,318,134 Shares of Beneficial
Description of Shares...........    Interest Issuable upon
Distributions; Automatic            Exercise of Rights to
  Dividend Reinvestment and         Subscribe for such Shares
  Cash Purchase Plan............
Tax Status                                    PROSPECTUS
General.........................
Statement of Additional
  Information...................
Appendix A--Information about
the Portfolio Managers..........


                                             [Preliminary]

                LIBERTY ALL-STAR EQUITY FUND

             STATEMENT OF ADDITIONAL INFORMATION

                        March  , 1998

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus of Liberty All-Star Equity Fund ("All-Star") dated March , 1998. A copy of the Prospectus may be obtained by calling or writing Liberty Asset Management Company at 600 Atlantic Avenue, Boston, Massachusetts 02110 (1-800-542-3863).


TABLE OF CONTENTS                                 PAGE
-----------------                                 -----
Investment Objectives and Policies...........

Investment Restrictions......................

Investment Advisory and Other Services.......

Trustees and Officers of All-Star............

Portfolio Security Transactions..............

Principal Shareholders.......................

Financial Statements.........................


                  INVESTMENT OBJECTIVES AND POLICIES


     A description of All-Star's investment objective, the types of securities in which it may invest, and certain investment practices in which it may engage and certain risks associated therewith is contained in the Prospectus under "Investment Objectives and Policies."

Options and Futures Strategies

     The effective use of options and future strategies is dependent, among other things, on All-Star's ability to terminate options and futures positions at times when it or its Portfolio Managers deem it desirable to do so. Although All-Star will not enter into an option or futures position unless it believes that a liquid secondary market exists for such option or future, there is no assurance that All-Star will be able to effect closing transactions at any particular time or at an acceptable price. All-Star generally expects that its options and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, All-Star may purchase and sell options in the over-the-counter market. All-Star's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to All-Star. All-Star may not purchase or sell future contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on All-Star's existing futures and premiums paid for such related options would exceed 5% of the market value of All-Star's net assets. Such limitation, however, will not limit All-Star's loss on such contracts and options, which is potentially unlimited.

Writing Covered Put and Call Options on Securities

     All-Star may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time-to-time as its respective Portfolio Managers determine is appropriate in seeking to attain its objectives. Call options written by All-Star give the holder the right to buy the underlying securities from All-Star at a stated exercise price; put options give the holder the right to sell the underlying security to All-Star at a stated price.

     All-Star may write only covered options, which means that, so long as All-Star is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, All-Star will maintain in a separate account cash or short-term U.S. Government Securities with a value equal to or greater than the exercise price of the underlying securities. All-Star may also write combinations or covered puts and calls on the same underlying security.

     All-Star will receive a premium from writing a put or call option, which increases All-Star's return in the even the option expires unexcercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, All-Star limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, All-Star assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

     All-Star may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. All-Star will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price or a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by All-Star.

Purchasing Put and Call Options on Securities

     All-Star may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the use of the put options since All-Star, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, All-Star will reduce any profit it might otherwise nave realized in its underlying security by the premium paid for the put option and by transaction costs.

     All-Star may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since All-Star, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, All-Star will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices

     All-Star may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

     Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     If a Portfolio Manager of All-Star expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of All-Star's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in All-Star's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of All-Star's position in such put option or future. All-Star may purchase call options on a stock index or a futures contracts on that index to enable a newly appointed Portfolio Manager to gain immediate exposure to the underlying securities market pending the investment in individual securities of the portion of All-Star's portfolio assigned to it.

     In connection with transactions in stock index options, futures and related options, All-Star will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government Securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

Options on Stock Index Futures Contracts

     All-Star may purchase and write call and put options on stock index futures contracts. All-Star may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, All-Star may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices, or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities which All-Star intends to purchase.

Risk Factors in Options and Futures Transactions

     The effective use of options and futures strategies is dependent, among other things, on All-Star's ability to terminate options and futures positions at times when its respective Portfolio Managers deem it desirable to do so. Although All-Star will not enter into an option or futures position unless its Portfolio Managers believe that a liquid secondary market exists for such option or future, there is no assurance that All-Star will be able to effect closing transactions at any particular time or at an acceptable price. All-Star generally expects that its option and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, All-Star may purchase and sell options in the over-the-counter market. All-Star's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to All-Star.

     The use of options and futures involves the risk of imperfect correlation between movements in options and future prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of All-Star's portfolio diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Portfolio Manager to correctly forecast interest rate or general stock market price movements.

Regulatory Matters

     In connection with any futures and options transactions, All-Star has filed with the Commodity Futures Trading Commission ("CFTC") a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act. All-Star has represented in its notice of eligibility that it will not purchase or sell futures contracts or options on futures contracts or stock indices otherwise than for bona fide hedging purposes as defined CFTC Rule 1.3(z)(1) if the aggregate initial margin and premiums required to establish such positions not entered into for such hedging purposes would exceed 5% of All-Star's assets after taking into account unrealized profits and losses on such controls.

     The staff of the Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 on investment companies is using senior securities. However, the staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

         (i) sells futures contracts to offset expected declines in the value of the investment company's portfolio securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the portfolio securities vis a vis the futures contracts);

         (ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of portfolio securities which correlate with the underlying stock index, or otherwise;

         (iii) purchases futures contracts, provided the investment company establishes a segregated account ("cash segregated account") consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

         (iv) writes put options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

     All-Star will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

                   INVESTMENT RESTRICTIONS

     Except as indicated otherwise, the following investment restrictions have been adopted for All-Star as fundamental policies and may be changed only by a majority vote (as defined under "Investment Objective and Policies" in the Prospectus) of All-Star's outstanding shares. Non-fundamental policies may be changed by the Board of Trustees without shareholder approval.

     All-Star may not:

         (1) Issue senior securities, except as permitted by (2) below.

         (2) Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing to finance the repurchase of its shares, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that All-Star maintains asset coverage of 300% with respect to all such borrowings. As a non-fundamental policy, All-Star will not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).

         (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of All-Star's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecation for this purpose.

         (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, All-Star may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (5) Purchase or sell real estate or any interest therein, except that All-Star may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

         (6) Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

         (7) Invest in commodities or in commodity contracts (except stock index futures and options).

         (8) Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities.

         (9) Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment.

         (10) Purchase securities of any one issuer, if

              (a) more than 5% of All-Star's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% or All-Star's total assets may be invested without regard to this limitation; or

              (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by All-Star, except that up to 25% of All-Star's total assets may be invested without regard to this limitation.

         (11) Invest in securities of another registered investment company, except (i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization.

         (12) Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale (including unregistered securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933), or which is not readily marketable, if more than 10% of the net assets of All-Star, taken at market value, would be invested in such securities.

         (13) Invest for the purpose of exercising control over or management of any company.

         (14) Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of All-Star's total assets.

     If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of All-Star's assets will not be considered a violation of the restriction.

                    INVESTMENT ADVISORY AND OTHER SERVICES

     As stated under "Management of All-Star" in the Prospectus, Liberty Asset Management Company (the "Fund Manager") performs the investment management services and is responsible for the administrative services described therein. The Fund Manager, through Liberty Financial Companies, Inc., is an indirect majority owned subsidiary of Liberty Mutual Insurance Company, Boston, Massachusetts.

     Reference is made to Appendix A of the Prospectus for the names of the controlling persons of All-Star's current Portfolio Managers and the names of the individuals at each Portfolio Manager primarily responsible for the management of the portion of All-Star's portfolio assigned to it. None of such Portfolio Managers has any affiliation with the Fund Manager or (except as Portfolio Manager) with All-Star.

     As described under "Management of All-Star" in the Prospectus, All-Star pays the Fund Manager a fund management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net asset value up to $400 million, 0.72% of such net asset value exceeding $400 million up to $800 million, 0.648% of such net asset value exceeding $800 million up to $1.2 billion, and 0.584% of such net asset value over $1.2 billion. The Fund Manager pays each Portfolio Manager at 50% of the above rates in proportion to the portions of All-Star's investment portfolio managed by it. All-Star also pays the Fund Manager a fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net asset value up to $400 million, 0.18% of such net asset value in exceeding $400 million up to $800 million, 0.162% of such net asset value exceeding $800 million up to $1.2 billion, and 0.146% of such net asset value over $1.2 billion.

     For the years ended December 31, 1995, 1996 and 1997 the total fund management and administrative fees paid to the Fund Manager were $7,433,793, $8,451,693, and $9,947,093, respectively, of which an aggregate of $2,931,529, $3,353,614, and $3,961,159, respectively, was paid to the Portfolio Managers.

     All-Star's Fund Management Agreement and Portfolio Management Agreements will continue in effect until July 31, 1998 and will continue in effect thereafter so long as such continuance is specifically approved annually by (a) the Board of Trustees or (b) the majority vote of All-Star's outstanding shares (as defined under "Investment Objective and Policies" in the Prospectus), provided that, in either event, the continuance is also approved by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of All-Star, the Fund Manager or the Portfolio Managers by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund Management Agreement may be terminated on 60 days written notice by either party, and the Portfolio Management Agreements may be terminated on 30 days' notice by any party, and any such agreements will terminate automatically if assigned.

Custodian and Pricing and Bookkeeping Agent

     Boston Safe Deposit and Trust Company (the "Bank"), One Boston Place, Boston, MA 02108, is the custodian of the portfolio securities and cash of All-Star. As such, the Bank holds All-Star's portfolio securities and cash in separate accounts on All-Star's behalf and receives and delivers portfolio securities and cash in connection with portfolio transactions initiated by All-Star's Portfolio Managers, collects income due on its portfolio securities and disburses funds in connection with the payment of distributions and expenses.

     Colonial Management Associates, Inc., an affiliate of the Fund Manager, performs pricing and bookkeeping services for All-Star (see "Management of All-Star" in the Prospectus). For the years ended December 31, 1996 and 1997, All-Star paid pricing and bookkeeping fees to Colonial Management Associates, Inc. of $211,776 and $239,161, respectively.

Independent Auditors

     KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, are the independent auditors of All-Star. KPMG Peat Marwick LLP audits and reports on All-Star's annual financial statements, reviews certain of its regulatory reports and its Federal income tax returns, and performs such other accounting, tax and advisory services as All-Star may engage it to do.

              TRUSTEES AND OFFICERS OF ALL-STAR

     The following is a list of All-Star's Trustees and officers, together with information about their present positions with All-Star and their principal occupations during the past five years. The Trustee who is an "interested person" of All-Star, as defined by the 1940 Act, is indicated with an asterisk.

                   Position
                   with       Principal Occupation During
Name and Address   All-Star   Past Five Years
------------------ ---------  -------------------------------
Robert J. Birnbaum Trustee    Retired (since January,
313 Bedford Road              1994); Special Counsel,
Ridgewood, NJ                 Dechert, Price & Rhoads
07450                         (September, 1988 to December,
                              1993); President and Chief
                              Operating Officer, New York
                              Stock Exchange, Inc. (May,
                              1985 to June, 1988).

James E. Grinnell  Trustee    Private investor (since
22 Harbor Avenue              November, 1988); President
Marblehead, MA                and Chief Executive Officer,
01945                         Distribution Management
                              Systems, Inc. (1983 to May
                              1986); Senior Vice
                              President-Operations, The
                              Rockport Company, importer
                              and distributor of shoes
                              (May, 1986 to November, 1988).

Harold W. Cogger*  Trustee    Executive Vice President and
Liberty Financial  and        Director, Liberty Financial
   Companies, Inc. Chairman   Companies, Inc. (since March,
600 Atlantic                  1995); Director (since
Avenue                        October, 1981) and Chairman
Boston, MA  02210             of the Board (since March,
                              1996),  The Colonial Group,  Inc.;  Executive Vice
                              President (October,  1989 to July, 1993), Colonial
                              Management  Associates,   Inc.;  President  (since
                              March 1996), Stein Roe & Farnham Incorporated.

Richard W. Lowry   Trustee    Private investor (since
10701 Charleston              August, 1987); Chairman and
Drive                         Chief Executive Officer, U.S.
Vero Beach, FL                Plywood Corporation,
32963                         manufacturer and distributor
                              of wood products (August,
                              1985 to August, 1987).

Richard R.         President  President of the Fund Manager
Christensen        and Chief  (since January, 1995);
Liberty Asset      Executive  President of Liberty
    Management     Officer    Investment Services, Inc.
Company                       (April, 1987 to March, 1995).
600 Atlantic
Avenue
Boston, MA  02210


------
*  Interested Trustee


                   Position
                   with       Principal Occupation During
Name and Address   All-Star   Past Five Years
----------------  ---------  ------------------------------

William R.         Vice       Senior Vice President and
Parmentier         President  Chief Investment Officer of
Liberty Asset      - Chief    the Fund Manager (since May,
    Management     Investment 1995); Consultant (October,
Company            Officer    1994 to May, 1995);
600 Atlantic                  President, GQ Asset
Avenue                        Management, Inc. (July, 1993
Boston, MA  02210             to October, 1994); Assistant
                              Treasurer, Grumman
                              Corporation (December, 1974
                              to July, 1993).

Christopher S.     Vice       Vice President-Investments of
Carabell           President  the Fund Manager (since
Liberty Asset                 March, 1996); Associate
    Management                Director, U.S. Equity
Company                       Research of Rogers Casey &
600 Atlantic                  Associates, investment
Avenue                        consultants (January, 1995 to
Boston, MA  02210             February, 1996); Director of
                              Investments, Boy Scouts of
                              America (June, 1990 to
                              January, 1995).

Timothy J. Jacoby  Treasurer  Senior Vice President, Fund
Colonial           and        Administration, Colonial
Management         Controller Management Associates, Inc.
    Associates,               (since September, 1996);
Inc.                          Senior Vice President,
One Financial                 Fidelity Accounting and
Center                        Custody Services (September,
Boston, MA  02111             1993 to September, 1996);
                              Assistant Treasurer, Fidelity
                              Group of Funds (August, 1990
                              to September, 1993).

John L. Davenport  Secretary  Vice President and Associate
Liberty Financial             General Counsel of Liberty
    Companies,                Financial Companies, Inc. and
Inc.                          predecessor (since January,
600 Atlantic                  1984).
Avenue
Boston, MA  02210

     Messrs. Birnbaum, Grinnell and Lowry comprise the Audit Committee of the Board of Trustees.

     All-Star's Board of Trustees is divided into three classes, each of which has a term of three years expiring with the annual meeting of shareholders in the third year of the term. All-Star holds annual meetings of shareholders to vote on, among other things, the election or re-election of the Trustees whose terms are expiring with that meeting. The term or office of Mr. Lowry will expire upon the final adjournment of the 1998 annual meeting; the term of office of Messrs. Grinnell and Cogger will expire upon final adjournment of the 1999 annual meeting; and the term of office of Mr. Birnbaum will expire upon final adjournment of the annual meeting for the year 2000. Messrs. Birnbaum, Grinnell and Lowry are also trustees of Colonial Trusts I through VII, the umbrella trusts for an aggregate of 39 open-end funds managed by Colonial Management Associates, Inc. ("Colonial"), an affiliate of the Fund Manager, five closed-end funds managed by Colonial, and LFC Utilities Trust, an open-end investment company managed by Stein Roe & Farnham Incorporated, another affiliate of the Fund Manager. Messrs. Birnbaum, Cogger, Grinnell and Lowry are also directors of Liberty All-Star Growth Fund, Inc., another closed-end multi-managed fund managed by the Fund Manager.

     The Fund Manager or its affiliates pay the compensation of all the officers of All-Star, including the Trustee who is affiliated with the Fund Manager. All-Star currently pays the independent Trustees an annual retainer of $5,000, plus $1,800 per meeting attended, with a minimum of $14,000 per annum if less than five meetings are held and all meetings are attended, plus out-of-pocket expenses relating to attendance at meetings. For 1997, All-Star paid the independent Trustees an aggregate of $47,400 in fees and $3,797 in expenses.

               PORTFOLIO SECURITY TRANSACTIONS

    Each of All-Star's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of All-Star's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The Portfolio Management Agreements with All-Star provide, in substance, that, except as provided in the following paragraph, in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for All-Star. It is expected that securities will ordinarily be purchased in the primary markets, and that, in assessing the best net price and execution available to All-Star, the Portfolio Manager will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Recognizing these factors, All-Star may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction.

     The Portfolio Management Agreements also provide that the Fund Manager has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between the Fund Manager and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between the Fund Manager and the Portfolio Manager) which provide, directly or through third parties, research products and services to the Fund Manager or to All-Star. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to the Fund Manager through brokers and dealers executing transactions for All-Star involving brokerage commissions include performance, portfolio characteristics, investment style and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio, performance and fee and expense data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which are used by the Fund Manager in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for All-Star and other multi-managed clients of the Fund Manager, the assembly of a mix of investment styles appropriate to the investment objectives of All-Star or such other clients, and the determination of overall portfolio strategies.

     The Fund Manager from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to the Fund Manager and the commissions to be charged to All-Star in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

     These research products and services are used by the Fund Manager in connection with its management of All-Star, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Variable Series, and other multi-managed clients of the Fund Manager, regardless of the source of the brokerage commissions. In instances where the Fund Manager receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, the Fund Manager makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

     The Portfolio Managers are authorized to cause All-Star to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including All-Star) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

     During 1995, 1996 and 1997, All-Star paid total brokerage commissions of $1,006,594 and $1,216,875, and $2,039,852 respectively. Approximately $452,000
$578,000 and $1,017,000, respectively, of those commissions on transactions aggregating $421,791,000, $479,964,000 and $877,914,000, respectively, were paid to brokerage firms which provided or made available to All-Star's Portfolio Managers or to the Fund Manager research products and services as described above.

     Although All-Star does not permit a Portfolio Manager to act or have an affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in compliance with Rule 17e-1 under the 40 Act. During 1996 aggregate commissions of $17,359, representing less than 2.0% of the total commissions paid by All-Star, were paid to J.P. Morgan Securities, Inc., an affiliate of J.P. Morgan Investment Management Inc., a Portfolio Manager of the Fund, in connection with the execution of portfolio transactions for the Fund initiated by Portfolio Managers other then J.P. Morgan Investment Management Inc. During 1997 aggregate commissions of $1,397, representing less than one percent of the total commissions paid by All-Star, were paid to Oppenheimer & Co., Inc., then a broker-dealer affiliate of Oppenheimer Capital, a Portfolio Manager of the Fund, in connection with the execution of portfolio transactions initiated by other Portfolio Managers.


                   PRINCIPAL SHAREHOLDERS

     As of March , 1998, Liberty Mutual Insurance Company, the owner of __% of the common stock of the Fund Manager's indirect parent, Liberty Financial Companies, Inc., and its affiliate Liberty Mutual Fire Insurance Company, beneficially owned an aggregate of __________shares of All-Star, comprising ______% of the amount outstanding on that date. To the knowledge of All-Star, no other shareholder owns beneficially 5% or more of the outstanding shares of All-Star.

     As of February , 1998, all officers and Trustees of All-Star as a group owned less than 1% of All-Star's outstanding shares.

                              FINANCIAL STATEMENTS

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments
                                                         As of December 31, 1997

COMMON STOCKS (101.1%)                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
AEROSPACE (2.1%)
Boeing Co.                                            375,200       $ 18,361,350
Lockheed Martin Corp.                                  57,300          5,644,050
                                                                    ------------
                                                                      24,005,400
                                                                    ------------
AUTO, TIRES & ACCESSORIES (1.8%)
Chrysler Corp.                                         88,000          3,096,500
General Motors Corp.                                  123,500          7,487,188
Goodyear Tire & Rubber Co.                             36,800          2,341,400
Lear Corp. (a)                                         66,700          3,168,250
TRW, Inc.                                              81,300          4,339,388
                                                                    ------------
                                                                      20,432,726
                                                                    ------------
BANKS (6.3%)
ABN AMRO Holding NV ADR                               136,200          2,655,900
Ahmanson H.F. & Co.                                   135,200          9,049,950
Banc One Corp.                                         16,925            919,239
Chase Manhattan Corp.                                  26,600          2,912,700
Citicorp                                              100,000         12,643,750
First Hawaiian, Inc.                                   26,900          1,089,450
First Union Corp.                                     306,300         15,697,875
Fleet Financial Group, Inc.                           149,400         11,186,325
U.S. Bancorp                                           74,800          8,372,925
Washington Mutual, Inc.                                37,400          2,386,588
Wells Fargo & Co.                                      17,000          5,770,438
                                                                    ------------
                                                                      72,685,140
                                                                    ------------
BUSINESS SERVICES (6.5%)
Acxiom Corp. (a)                                      191,600          3,688,300
America Online, Inc. (a)                               75,100          6,697,981
Autodesk, Inc.                                         67,400          2,476,950
Automatic Data Processing, Inc.                       144,100          8,844,137
Cabletron Systems, Inc. (a)                           140,800          2,112,000
Catalina Marketing Corp. (a)                           84,500          3,908,125
Cintas Corp.                                          155,600          6,068,400
Concord EFS, Inc. (a)                                 195,400          4,860,575
Fiserv, Inc. (a)                                      192,500          9,456,562
J.D. Edwards & Co. (a)                                 72,400          2,135,800
Oracle Corp. (a)                                      201,650          4,499,316
Robert Half International, Inc. (a)                   148,600          5,944,000
Sitel Corp. (a)                                       519,700          4,742,263

See Notes to Schedule of Investments.

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Schedule of Investments

COMMON STOCKS (CONT.)                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
BUSINESS SERVICES (CONT.)
Sterling Commerce, Inc. (a)                            85,800       $  3,297,937
Sterling Software, Inc. (a)                            97,500          3,997,500
Sykes Enterprises, Inc. (a)                           120,900          2,357,550
                                                                    ------------
                                                                      75,087,396
                                                                    ------------
CHEMICALS (2.9%)
Albemarle Corp.                                        57,600          1,375,200
E.I. du Pont de Nemours & Co.                          95,000          5,705,937
Monsanto Co.                                          260,000         10,920,000
Morton International, Inc.                            176,900          6,080,937
Praxair, Inc.                                         125,200          5,634,000
Union Carbide Corp.                                    95,700          4,109,119
                                                                    ------------
                                                                      33,825,193
                                                                    ------------
COMPUTER & BUSINESS EQUIPMENT (6.8%)
Cisco Systems, Inc. (a)                               106,950          5,962,462
EMC Corp. (a)                                         172,000          4,719,250
HBO & Co.                                             275,200         13,192,400
Ingram Micro, Inc., Class A (a)                       173,400          5,050,275
Intel Corp.                                           100,000          7,025,000
International Business Machines Corp.                 173,700         18,162,506
Microsoft Corp. (a)                                    35,100          4,536,675
Saville Systems Ireland PLC ADR (a)                    70,700          2,934,050
Sun Microsystems, Inc. (a)                            103,000          4,107,125
Tech Data Corp. (a)                                   121,600          4,727,200
Xerox Corp.                                           105,200          7,765,075
                                                                    ------------
                                                                      78,182,018
                                                                    ------------
CONSTRUCTION (0.9%)
Foster Wheeler Corp.                                  153,800          4,162,213
Masco Corp.                                           125,000          6,359,375
                                                                    ------------
                                                                      10,521,588
                                                                    ------------
CONSUMER PRODUCTS (2.1%)
Electronic Arts, Inc. (a)                              61,700          2,333,031
Philip Morris Companies, Inc.                         239,100         10,834,219
Procter & Gamble Co.                                   44,000          3,511,750
Ralston-Ralston Purina Group                           46,700          4,340,181
Unilever NV ADR                                        43,800          2,734,763
                                                                    ------------
                                                                      23,753,944
                                                                    ------------

See Notes to Schedule of Investments.

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments

COMMON STOCKS (CONT.)                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES (0.9%)
Avon Products, Inc.                                   135,000       $  8,285,625
Gillette Co.                                           23,300          2,340,194
                                                                    ------------
                                                                      10,625,819
                                                                    ------------
DIVERSIFIED (3.0%)
Allied Signal, Inc.                                    83,900          3,261,613
Cooper Industries, Inc.                                78,700          3,856,300
Eaton Corp.                                            67,000          5,979,750
General Electric Co.                                  130,000          9,538,750
Loews Corp.                                            67,700          7,176,200
Tyco International Ltd.                               115,584          5,208,504
                                                                    ------------
                                                                      35,021,117
                                                                    ------------
DRUGS & HEALTH CARE (10.0%)
Alza Corp. (a)                                         84,100          2,675,431
American Home Products Corp.                           80,000          6,125,000
Crescendo Pharmaceuticals Corp. (a)                     4,150             48,244
DENTSPLY International, Inc.                          107,600          3,281,800
Elan Corp. ADR (a)                                    169,700          8,686,519
Eli Lilly & Co.                                       113,000          7,867,625
Forest Laboratories, Inc. (a)                          51,600          2,544,525
Genzyme Corp. (a)                                     104,800          2,934,400
HEALTHSOUTH Corp. (a)                                 233,400          6,476,850
Henry Shein, Inc. (a)                                  78,400          2,744,000
Humana, Inc. (a)                                      212,000          4,399,000
Medtronic, Inc.                                       141,500          7,411,062
Merck & Co., Inc.                                      25,500          2,709,375
Omnicare, Inc.                                        118,200          3,664,200
Pfizer, Inc.                                          170,400         12,705,450
R.P. Scherer Corp. (a)                                 58,700          3,580,700
SmithKline Beecham PLC ADR                             52,000          2,674,750
Steris Corp. (a)                                      124,700          6,016,775
Tenet Healthcare Corp. (a)                            187,300          6,204,313
United Healthcare Corp.                                86,700          4,307,906
Warner-Lambert Co.                                     98,800         12,251,200
                                                                    ------------
                                                                     109,309,125
                                                                    ------------

ELECTRIC & GAS UTILITIES (2.3%)
Dominion Resources, Inc.                               59,800          2,545,238
Duke Energy Corp.                                     179,355          9,931,783
Edison International                                   58,800          1,598,625
Florida Progress Corp.                                 56,000          2,198,000

See Notes to Schedule of Investments.

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Schedule of Investments

COMMON STOCKS (CONT.)                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
ELECTRIC & GAS UTILITIES (CONT.)
Houston Industries, Inc.                              245,000       $  6,523,125
P G & E Corp.                                          69,000          2,100,188
Southern Co.                                           65,000          1,681,875
                                                                    ------------
                                                                      26,578,834
                                                                    ------------
ELECTRONICS & ELECTRICAL EQUIPMENT (4.0%)
Anixter International, Inc. (a)                        59,300            978,450
Arrow Electronics, Inc. (a)                           270,000          8,758,125
Berg Electronics Corp. (a)                            102,500          2,331,875
General Semiconductor, Inc. (a)                        42,025            485,914
International Game Technology                         152,700          3,855,675
Input/Output, Inc. (a)                                 61,500          1,825,781
Linear Technology Corp.                                91,700          5,272,750
Molex, Inc.                                           154,875          4,975,359
Motorola, Inc.                                         98,800          5,637,775
Perkin-Elmer Corp.                                     41,500          2,949,094
Raytheon Co. Class A                                    9,196            453,460
Raytheon Co. Class B                                  124,100          6,267,050
Sensormatic Electronics Corp.                         153,400          2,511,925
                                                                    ------------
                                                                      46,303,233
                                                                    ------------
FINANCIAL SERVICES (5.8%)
Beneficial Corp.                                       88,500          7,356,562
Countrywide Credit Industries, Inc.                   150,000          6,431,250
Federal Home Loan Mortgage Corp.                      340,000         14,258,750
Federal National Mortgage Co.                          98,800          5,637,775
Merrill Lynch & Co., Inc.                              18,200          1,327,463
Morgan Stanley, Dean Witter, Discover & Co.           160,000          9,460,000
Paychex, Inc.                                         157,100          7,953,187
Travelers Group, Inc.                                 255,000         13,738,125
                                                                    ------------
                                                                      66,163,112
                                                                    ------------
FOOD, BEVERAGE & RESTAURANTS (4.2%)
Anheuser Busch, Inc.                                  212,600          9,354,400
Campbell Soup Co.                                     105,000          6,103,125
Diageo PLC ADR                                        120,000          4,545,000
Dole Food Co.                                         150,000          6,862,500
Dreyers Grand Ice Cream                               148,800          3,589,800
General Mills, Inc.                                    80,700          5,780,138
Landry's Seafood Restaurants, Inc. (a)                 15,000            360,000
Starbucks Corp. (a)                                   150,300          5,767,763
Wendy's International, Inc.                           256,100          6,162,406
                                                                    ------------
                                                                      48,525,132
                                                                    ------------

See Notes to Schedule of Investments.

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments

COMMON STOCKS (CONT.)                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
HOTELS & ENTERTAINMENT / LEISURE (0.4%)
Marriott International, Inc.                           25,000       $  1,731,250
Time Warner, Inc.                                      54,500          3,379,000
                                                                    ------------
                                                                       5,110,250
                                                                    ------------
INDUSTRIAL EQUIPMENT (2.4%)
Caterpillar, Inc.                                     130,000          6,313,125
Deere & Co.                                           112,500          6,560,156
Fastenal Co. (a)                                      164,100          6,276,825
JLK Direct Distribution, Inc. (a)                     125,200          3,505,600
New Holland NV                                        207,500          5,485,781
                                                                    ------------
                                                                      28,141,487
                                                                    ------------
INSURANCE  (7.1%)
AEGON NV                                               33,915          3,039,632
AFLAC, Inc.                                           200,000         10,225,000
Aon Corp.                                             155,675          9,126,447
CIGNA Corp.                                            36,400          6,299,475
Conseco, Inc.                                         132,100          5,994,038
EXEL Limited                                          225,000         14,259,375
Marsh & McLennan Companies, Inc.                       41,400          3,086,888
Progressive Corp.                                      85,000         10,189,375
Providian Financial Corp.                             236,800         10,700,400
Transamerica Corp.                                     85,000          9,052,500
                                                                    ------------
                                                                      81,973,130
                                                                    ------------
METALS & MINING (1.2%)
Allegheny Teledyne, Inc.                              166,000          4,295,250
Aluminum Company of America                            85,600          6,024,100
Freeport-McMoRan Copper & Gold, Inc., Class A         185,000          2,913,750
                                                                    ------------
                                                                      13,233,100
                                                                    ------------
OIL & GAS (7.6%)
Atlantic Richfield Co.                                 16,700          1,338,088
British Petroleum Co. ADR                              26,532          2,114,269
Burlington Resources, Inc.                             62,500          2,800,781
Elf Aquitaine ADR                                     113,200          6,636,350
Enron Corp.                                            63,800          2,643,712
Exxon Corp.                                            75,300          4,607,419
Kerr-McGee Corp.                                      107,300          6,793,431
Mobil Corp.                                           170,400         12,300,750
Pioneer Natural Resources Co.                          84,800          2,453,900

See Notes to Schedule of Investments.

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Schedule of Investments

COMMON STOCKS (CONT.)                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
OIL & GAS (CONT.)
Royal Dutch Petroleum Co. ADR                          70,100       $  3,798,544
Schlumberger Ltd.                                      86,400          6,955,200
Texaco, Inc.                                          202,400         11,005,500
Tosco Corp.                                           204,000          7,713,750
Triton Energy Corp. (a)                               170,000          4,961,875
Union Pacific Resources Group                         275,600          6,683,300
USX-Marathon Group                                    120,000          4,050,000
                                                                    ------------
                                                                      86,856,869
                                                                    ------------
PAPER (0.8%)
Champion International Corp.                          120,000          5,430,000
Temple-Inland, Inc.                                    74,400          3,892,050
                                                                    ------------
                                                                       9,322,050
                                                                    ------------
POLLUTION CONTROL (0.4%)
Waste Management, Inc.                                155,800          4,284,500
                                                                    ------------
PUBLISHING (1.4%)
American Greetings Corp., Class A                     140,400          5,493,150
Gannett Co., Inc.                                      98,200          6,069,987
R. R. Donnelley & Sons Co.                            120,000          4,470,000
                                                                    ------------
                                                                      16,033,137
                                                                    ------------
REAL ESTATE INVESTMENT TRUST (1.5%)
Crescent Real Estate Equities Co.                      90,000          3,543,750
Equity Office Properties Trust                         75,377          2,379,087
Patriot American Hospitality, Inc.                     92,000          2,650,750
Starwood Lodging Trust                                117,700          6,811,888
Vornado Realty Trust                                   50,000          2,346,875
                                                                    ------------
                                                                      17,732,350
                                                                    ------------

RETAIL TRADE (7.4%)
Arbor Drugs, Inc.                                     242,900          4,493,650
CDW Computer Centers, Inc. (a)                         73,500          3,831,187
Circuit City Stores, Inc.                             105,100          3,737,619
Corporate Express, Inc. (a)                           321,900          4,144,462
CVS Corp.                                              76,400          4,894,375
Dollar General Corp.                                   99,900          3,621,375
Family Dollar Stores                                  132,900          3,895,631
Federated Department Stores, Inc. (a)                  52,000          2,239,250
Home Depot, Inc.                                      103,550          6,096,506

See Notes to Schedule of Investments.

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments

COMMON STOCKS (CONT.)                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
RETAIL TRADE (CONT.)
May Department Stores Co.                             262,000       $ 13,804,125
MSC Industrial Direct Co. (a)                         136,900          5,749,800
Quality Food Centers, Inc. (a)                         83,700          5,607,900
Safeway, Inc. (a)                                      44,100          2,783,812
Staples, Inc. (a)                                     301,200          8,395,950
Toys R Us, Inc. (a)                                   142,700          4,477,212
Walgreen Co.                                          154,200          4,838,025
Wal-Mart Stores, Inc.                                  70,600          2,784,287
                                                                    ------------
                                                                      85,395,166
                                                                    ------------
TELECOMMUNICATIONS (9.0%)
ADC Telecommunications, Inc. (a)                       96,700          4,049,312
Bay Networks, Inc. (a)                                153,600          3,926,400
Bell Atlantic Corp.                                    63,000          5,725,125
Brightpoint, Inc. (a)                                 153,400          2,118,838
CommScope, Inc. (a)                                    56,033            752,943
GTE Corp.                                             152,100          7,947,225
Lucent Technologies, Inc.                              78,100          6,238,237
MCI Communications Corp.                              130,000          5,565,625
Nextlevel Systems, Inc. (a)                           168,000          3,003,000
Nokia Corp. ADR                                       100,000          7,000,000
SBC Communications, Inc.                              243,300         17,821,725
Scientific-Atlanta, Inc.                              332,000          5,561,000
Sprint Corp.                                          229,300         13,399,719
TCI Communications, Inc. (a)                           34,800          2,231,550
TCI Pacific, Class A                                   15,600          2,574,000
TCI Satellite Entertainment, Inc. (a)                  84,000            577,500
Tele-Communications -- TCI Ventures Group,
  Class A (a)                                         159,081          4,503,981
US West Media Group (a)                               100,700          2,907,712
WorldCom, Inc. (a)                                    248,200          7,508,050
                                                                    ------------
                                                                     103,411,942
                                                                    ------------
TRANSPORTATION (2.7%)
AMR Corp. (a)                                          75,000          9,646,875
Burlington Northern Santa Fe                           69,500          6,459,156
CSX Corp.                                              77,700          4,195,800
Delta Air Lines, Inc.                                  23,600          2,809,875
Union Pacific Corp.                                   119,400          7,455,037
                                                                    ------------
                                                                      30,566,743
                                                                    ------------

See Notes to Schedule of Investments.

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Schedule of Investments

COMMON STOCKS (CONT.)                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $856,959,325)                          $1,163,080,501
                                                                 --------------

PREFERRED STOCKS (0.2%)
ELECTRIC UTILITIES (0.2%)
Houston Industries 7% Convertible
(Cost $2,793,250)                                      50,000         2,853,125
                                                                 --------------
CONVERTIBLE BONDS & NOTES (0.4%)
DIVERSIFIED (0.4%)                                 PAR VALUE
Berkshire Hathaway Sr. Note 1.00% 12/03/01         ----------
(Cost $2,828,707)                                  $2,700,000         4,355,640
                                                                 --------------
SHORT-TERM INVESTMENTS (2.3%) INTEREST   MATURITY
COMMERCIAL PAPER (0.3%)         RATE       DATE
                              --------   --------
Household Finance Corp.         6.08%    01/02/98     500,000           499,916
Household Finance Corp.         6.10     01/05/98   3,300,000         3,297,763
                                                                 --------------
TOTAL COMMERCIAL PAPER                                                3,797,679
                                                                 --------------

REPURCHASE AGREEMENT (2.0%)
ABN AMRO Chicago Corp., Repurchase Agreement
dated 12/31/97, 6.60% to be repurchased at
$22,576,275 on 01/2/98, collateralized by
U.S. Treasury notes maturing in 2016, with
a current market value of $23,088,561.             22,568,000        22,568,000
                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $26,365,679)                      26,365,679
                                                                 --------------
TOTAL INVESTMENTS (104.0%) (COST $888,946,961) (b)                1,196,654,946

OTHER ASSETS AND LIABILITIES, NET (-4.0%)                           (46,316,263)
                                                                 --------------

NET ASSETS (100.0%)                                              $1,150,338,683
                                                                 ==============
NET ASSET VALUE PER SHARE (86,362,669 SHARES OUTSTANDING)                $13.32
                                                                 ==============
NOTES TO SCHEDULE OF INVESTMENTS:

    (a) Non-income producing security.

    (b) The cost of investments for federal income tax purposes is $890,809,749.

            Gross unrealized appreciation and depreciation of investments at December 31, 1997, is as follows:

                  Gross unrealized appreciation        $330,276,412
                  Gross unrealized depreciation         (24,431,215)
                                                        -----------
                  Net unrealized appreciation          $305,845,197
                                                       ============

 Acronym               Name
---------  -----------------------------
   ADR      American Depository Receipt

See Notes to Schedule of Investments.

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                             Statement of Assets and Liabilities
                                                               December 31, 1997

ASSETS:
  Investments at market value (identified cost $888,946,961)   $1,196,654,946
  Cash                                                                264,644
  Receivable for investments sold                                   5,301,258
  Dividends and interest receivable                                 1,090,467
  Other assets                                                         48,201
                                                                -------------
    TOTAL ASSETS                                                1,203,359,516
                                                                -------------

LIABILITIES:
  Payable for investments purchased                                 9,264,892
  Distributions payable to shareholders                            12,077,652
  Management fees payable                                             693,210
  Administrative and bookkeeping fees payable                         193,817
  Accrued expenses                                                    116,054
  Accrued income tax                                               30,675,208
                                                                -------------
    TOTAL LIABILITIES                                              53,020,833
                                                                -------------
NET ASSETS                                                     $1,150,338,683
                                                                =============
NET ASSETS REPRESENTED BY:
  Paid-in capital (unlimited number of shares
     of beneficial interest without par value
     authorized, 86,362,669 shares outstanding)                $  797,440,139

  Accumulated net realized gains on investments
     less distributions                                            45,190,559

  Net unrealized appreciation on investments                      307,707,985
                                                                -------------
TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($13.32 PER SHARE)                                             $1,150,338,683
                                                                =============
See Notes to Financial Statements.

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Statement of Operations
Year ended December 31, 1997

INVESTMENT INCOME:
  Dividends                                                       $  13,479,362
  Interest                                                            1,881,322
                                                                  -------------
    TOTAL INVESTMENT INCOME (NET OF
    FOREIGN TAXES WITHHELD AT SOURCE
    WHICH AMOUNTED TO $151,465)                                      15,360,684

EXPENSES:
  Management fees                                  $  7,922,024
  Administrative fee                                  2,025,069
  Bookkeeping fee                                       239,161
  Custodian and transfer agent fees                     284,340
  Proxy and shareholder communication expense           329,476
  Printing expense                                      190,021
  Legal and audit fees                                   84,954
  Insurance expense                                      22,795
  Trustees' fees and expense                             51,197
  Miscellaneous expense                                   5,809
                                                    -----------
    TOTAL EXPENSE                                                    11,154,846
                                                                  -------------
NET INVESTMENT INCOME                                                 4,205,838

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sale of investments                              234,528,620
   Provision for federal income tax                 (30,675,208)
                                                    -----------
     Net realized gain on investments after
       provision for federal income tax                             203,853,412

Net unrealized appreciation on investments:
  Beginning of year                                 290,828,589
  End of year                                       307,707,985
                                                    -----------
    Change in unrealized appreciation -- net                         16,879,396
                                                                  -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 224,938,646
                                                                  =============

See Notes to Financial Statements.

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                             Statements of Changes in Net Assets

                                                    YEAR ENDED DECEMBER 31,
                                             -----------------------------------
                                                      1997             1996
--------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                       $    4,205,838       $  6,708,437

  Net realized gain on investments
     after provision for federal income tax      203,853,412        104,260,734

  Change in unrealized appreciation -- net        16,879,396         59,017,670
                                              --------------       ------------
  Net increase in net assets resulting
     from operations                             224,938,646        169,986,841
                                              --------------       ------------
DISTRIBUTIONS DECLARED FROM:
  Net investment income                           (4,205,838)        (6,708,437)

  Net realized gain on investments              (107,028,243)       (87,663,477)
                                              --------------       ------------
  Total distributions                           (111,234,081)       (94,371,914)
                                              --------------       ------------
CAPITAL TRANSACTIONS:
  Increase in net assets from capital
    share transactions                            48,707,853         40,600,510
                                              --------------       ------------
  Total increase in net assets                   162,412,418        116,215,437

NET ASSETS:
  Beginning of year                              987,926,265        871,710,828
                                              --------------       ------------
  End of year                                 $1,150,338,683       $987,926,265
                                              ==============       ============


See Notes to Financial Statements.

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Financial Highlights

                                                                     YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                  1997           1996          1995      1994          1993
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year            $ 11.95       $ 11.03       $  9.26     $10.40       $ 10.78
                                                -------       -------       -------     ------       -------
Income from Investment Operations:
  Net investment income                            0.05          0.08          0.10       0.11          0.12
    Net realized and unrealized gains
      (losses) on investments                      3.01(a)       2.15(a)       2.71      (0.20)         0.78(a)
    Provision for federal income tax              (0.36)        (0.13)           --         --         (0.18)
                                                -------       -------       -------     ------       -------
Total from Investment Operations                   2.70          2.10          2.81      (0.09)         0.72
                                                -------       -------       -------     ------       -------
Less Distributions:
  Dividends from net investment income            (0.05)        (0.08)        (0.10)     (0.12)        (0.12)
  Distributions from realized capital gains       (1.28)        (1.10)        (0.94)     (0.52)        (0.58)
  Return of capital                                  --            --            --      (0.36)        (0.37)
                                                -------       -------       -------     ------       -------
Total Distributions                               (1.33)        (1.18)        (1.04)     (1.00)        (1.07)
                                                -------       -------       -------     ------       -------
Change due to rights offerings (b)                   --            --            --      (0.05)        (0.03)
                                                -------       -------       -------     ------       -------
Net asset value at end of year                  $ 13.32       $ 11.95       $ 11.03     $ 9.26       $ 10.40
                                                =======       =======       =======     ======       =======
Per share market value at end of year           $13.313       $11.250       $10.875     $8.500       $11.125
                                                =======       =======       =======     ======       =======


TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)
Based on net asset value                          26.6%         21.7%         31.8%    (0.08)%          8.8%
Based on market price                             34.4%         16.2%         41.4%    (14.9)%         12.7%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)             $1,150          $988          $872       $710          $725
Ratio of expenses to average net assets           1.01%         1.03%         1.06%      1.07%         1.08%
Ratio of net investment income to
  average net assets                              0.38%         0.73%         0.92%      1.16%         1.08%
Portfolio turnover rate                             99%           70%           54%        44%           72%
Average commission rate (d)                     $0.0502       $0.0537            --         --            --

(a)  Before provision for federal income tax.

(b) Effect of All-Star's rights offering for shares at a price below net asset value.

(c)  Calculated assuming all distributions reinvested and all rights exercised.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for trades on which commissions are charged.

See Notes to Financial Statements.

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                   Notes to Financial Statements
                                                               December 31, 1997
NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

         Liberty All-Star Equity Fund (All-Star or the Fund), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

         The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

         VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at the current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

         PROVISION FOR FEDERAL INCOME TAX -- All-Star qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders. All-Star has elected to retain a portion of its net realized long-term capital gains amounting to $87,643,452 and has recorded a provision for federal income taxes thereon of $30,675,208.

         OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES

         Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net asset value. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net asset value of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net asset value. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million, and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of All-Star's average weekly net assets in excess of $400 million. Effective August 1, 1997, the annual fund management and administrative fees were further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $800 million to $1.2 billion and 0.584% and 0.146%, respectively, on average weekly net assets in excess of $1.2 billion. The aggregate annual fees payable by the Manager to the Portfolio Managers are also reduced to 0.324% of the Fund's average weekly net assets in excess of $800 million to $1.2 billion and 0.292% of the Fund's average net assets in excess of $1.2 billion. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Notes to Financial Statements

services for $36,000 per year plus 0.0233% of All-Star's average weekly net assets over $50 million, 0.0167% in excess of $500 million, and 0.015% in excess of $1 billion.

         Under the terms of a settlement of litigation initiated in 1988, the Manager, until July 31, 1997, made monthly rebates of a portion of its fee for investment management services in the amount of 3.875% of such fee. During the year ended December 31, 1997, $177,551 in rebates was offset against management fees of the Fund.

NOTE 3. CAPITAL TRANSACTIONS

         During the year ended December 31, 1997 and December 31, 1996, distributions in the amount of $48,707,853 and $40,600,510, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 3,656,443 and 3,687,524 shares, respectively.

NOTE 4. SECURITIES TRANSACTIONS

         Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 1997, were $1,061,079,219 and $1,122,256,154, respectively.

         The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

         All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                    Independent Auditors' Report
[Logo: KPMG Peat Marwick LLP]


The Board of Trustees and Shareholders
Liberty All-Star Equity Fund:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star Equity Fund (the Fund), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold, but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund as of December 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
February 13, 1998

                                     PART C

                                OTHER INFORMATION

Item 24.    Financial Statements and Exhibits
            ---------------------------------
  (1)  Financial Statements

       Included in Part A
       ------------------
       Financial highlights for ten years ended December 31, 1997

       Included in Part B
       ------------------
       Schedule  of  Investments,  December  31,  1997
       Statement of Assets and Liabilities, December 31, 1997 Statement of Operations for the year ended December 31, 1997 Statements of Changes in Net Assets for the years ended
          December 31, 1997 and December 31, 1996
       Financial Highlights for five years ended December 31, 1997 Notes to Financial Statements
       Independent Auditors' Report

  (2) Exhibits

       (a)    Amended and Restated Declaration Trust(2)
       (a)(1) Amendment to Declaration of Trust dated May 11,
              1993(6)
       (b)    Restated  By-laws,  as  amended  through  April  18,  1996
       (c)    Not applicable
       (d)(1) Specimen certificate for shares of beneficial interest(1)
       (d)(2) Form of subscription certificate
       (e)    Automatic Dividend Reinvestment and Cash Purchase
              Plan Brochure, as amended effective
              October 23, 1995
       (f)    Inapplicable
       (g)(1) Fund Management Agreement dated May 15, 1997 between
              Registrant and Liberty Asset Management Company(4)
    (g)(1)(a) Agreement of Amendment dated August 1, 1997 to Fund Management Agreement dated May 15, 1987.
    (g)(2)(a) Composite Form of Portfolio
              Management Agreement among Registrant, Liberty Asset
              Management Company and (i) J.P. Morgan Investment
              Management Inc. and (ii) Wilke/Thompson Capital
              Management, Inc.(6)
  (g)(2)(a)(i)Letter Agreement dated July 1, 1996
              between J.P. Morgan Investment Management Inc. and
              Liberty Asset Management Company.
    (g)(2)(b) Portfolio Management Agreement dated
              November 5, 1997 among Registrant, Liberty Asset
              Management Company and Oppenheimer Capital
    (g)(2)(c) Portfolio Management Agreement dated
              July 1, 1993 among Registrant, Liberty Asset
              Management Company and Palley-Needelman Asset
              Management, Inc.(5)
   (g)(2)(d)  Portfolio Management Agreement dated
              November 1, 1997 among Registrant, Liberty Asset
              Management Company and Westwood Management
              Corporation.
   (g)(2)(e)  Form of Amendment dated August 1,
              1997 to Portfolio Management Agreements among
              Registrant, Liberty Asset Management Company and each of J.P. Morgan Investment Management, Inc., Palley
              Needelman Asset Management, Inc. and Wilke/Thompson
              Capital Management, Inc.
       (h)    Inapplicable
       (i)    Inapplicable
       (j)    Custodian Agreement with Boston Safe Deposit and
              Trust Company
       (k)(1) Registrar, Transfer Agency and Service Agreement with
              State Street Bank and Trust Company(3)
          (2) Pricing and Bookkeeping Agreement
              dated January 1, 1996 between Registrant and Colonial Management Associates, Inc.
          (3) Form of Subscription Rights Agency
              Agreement between Registrant and State Street
              Bank & Trust Company
       (l)    Opinion of counsel
       (m)    Inapplicable
       (n)    Consent of independent auditors


     ----------------------
     (1) Filed as an Exhibit to Amendment No.
         3 to Registrant's Registration Statement on Form N-2
         (File No. 811-4809), and incorporated herein by reference.

     (2) Filed as an Exhibit to Pre-Effective
         Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 33-5132), and incorporated herein by reference.

     (3) Filed as an Exhibit to Registrant's
         Registration Statement on Form N-2 (File No. 33-5132) as initially filed August 20, 1986 or to Pre-Effective
         Amendment No. 1 thereto, and incorporated herein by reference.

     (4) Filed as an Exhibit to Amendment No.
         4 to Registrant's Registration Statement on form N-2
         (File No. 811-4809), and incorporated herein by reference.

     (5) Filed as an exhibit to Registrant's
         Registration Statement (File No. 33-66022).

     (6) Attached as Appendix B to Registrant's definitive Proxy Statement dated March 1, 1997 for its Annual Meeting of Shareholders held April 16, 1997, and incorporated herein by reference.


Item 25.  Marketing Arrangements

          Not applicable.

Item 26.  Other Expenses of Issuance and Distribution

          The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

Registration fee.....................  $17,477
New York Stock Exchange Listing fee..   15,113
Printing of Prospectus...............   16,000
Mailing..............................   55,000
Subscription Agent fees..............  100,000
Accounting fees and expense..........    5,000
Legal fees and expenses..............    5,000
Miscellaneous........................    6,410
                                       -------
Total                                 $220,000
                                       =======

Item 27.  Persons Controlled by or Under Common Control of Registrant

          Not applicable

Item 28.  Number of Holders of Securities

          Title of Class       No. of Record Holders
          --------------       ------------------------
                              (as of February 13, 1998)

          Shares of Bene-
          ficial Interest,
          without par value        7,118

Item 29.  Indemnification
          ---------------
     Reference is made to Item 3, hereby incorporated by reference, to Registrant's Registration Statement on Form N-2 (File No. 33-44389) for provisions of Registrant's Declaration of Trust relating to indemnification and exculpation.

     The Registrant, Liberty Asset Management Company and their respective trustees, directors and officers are insured by a directors and officers/errors and omissions liability policy.

Item 30.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     Liberty Asset Management Company, Registrant's Fund Manager, was organized in August 1985 and is primarily engaged in the corporate administration of and the provision of its multi-management services (see "The Multi-Manager Concept" in the Prospectus) for Registrant and Liberty All-Star Growth Fund, Inc. (formerly "The Charles Allmon Trust, Inc."), another multi-managed closed-end investment company. It also provides its multi-management services to Liberty All-Star Equity Fund, Variable Series, a multi-managed open-end investment company which serves as an investment vehicle for variable annuity contracts issued by affiliated insurance companies.

     Kenneth R. Leibler, Chairman of the Board, Lindsay Cook, Senior Vice President and a Director, C. Allen Merritt, Jr., Vice President, Treasurer and a Director, John A. Benning, Vice President and Secretary, and Michael E. Santilli, Controller, of Liberty Asset Management Company, are each officers (and in the case of Mr. Leibler, a Director) of and devote substantially all their time to the business of Liberty Asset Management Company's parent, Liberty Financial Companies, Inc. The remaining officers and directors of Liberty Asset Management Company devote all or substantially all of their time to its affairs.

     The business and other connections of the officers and directors of the Portfolio Managers of Registrant are listed in Schedules A and D of their respective ADV Forms as currently on file with the Commission, which information is hereby incorporated herein by reference. The file numbers of such ADV Forms are as follows:

     Oppenheimer Capital                          801-10708
     Palley-Needelman Asset Management, Inc.      801-9755
     J.P. Morgan Investment Management Inc.       801-21011
     Wilke/Thompson Capital Management, Inc.      801-30224
     Westwood Management Corporation              801-18727

Item 31.  Location of Accounts and Records

     The records of Registrant specified in items (1) through (3) and (5) through (8) of Rule 31a-1(b) under the Investment Company Act of 1940 are maintained by Registrant's pricing and bookkeeping agent, Colonial Management Associates, Inc., One Financial Center, Boston, MA 02111.

     The records of Registrant specified in items (4) and (11) of Rule 31a-1(b) are maintained by Registrant's Fund Manager, Liberty Asset Management Company, Federal Reserve Plaza, Boston, MA 02210.

     The records of Registrant specified in items (9) and (10) of Rule 31a-1(b) with respect to portfolio transactions initiated by a Portfolio Manager of Registrant are maintained by that Portfolio Manager (see Appendix A to Part I).

Item 32.  Management Services

          Inapplicable

Item 33  Undertakings

     (1) Registrant undertakes to suspend the offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net assets value per share as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (2)  Not applicable

     (3)  Not applicable

     (4)  The Registrant hereby undertakes:

     (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

          (i) To include any prospectus required by Section
10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;"

     (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (5)  The Registrant hereby undertakes that:

          a. for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

          b. for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-2 (File No. 33-46741) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on March 11, 1998.

                           LIBERTY ALL-STAR EQUITY FUND


                           By:\s\ RICHARD R. CHRISTENSEN
                              -------------------------------------
                              Richard R. Christensen, President

     Pursuant to the requirements of the Securities Act 1993, this Amendment to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)                (Title and Capacity)              (Date)
-----------------------    --------------------             --------
RICHARD R. CHRISTENSEN*     President                      March 11, 1998
Richard R. Christensen     (Chief Executive Officer)

TIMOTHY J. JACOBY*          Treasurer and Controller       March 11, 1998
Timothy J. Jacoby          (Principal Financial and
                               Accounting Officer)

ROBERT J. BIRNBAUM*             Trustee                    March 11, 1998
Robert J. Birnbaum

HAROLD W. COGGER*               Trustee                    March 11, 1998
Harold W. Cogger

JAMES E. GRINNELL*              Trustee                    March 11, 1998
James E. Grinnell

RICHARD W. LOWRY  *             Trustee                    March 11, 1998
Richard W. Lowry

                           *By/s/ John L. Davenport
                              ----------------------
                                  John L. Davenport,
                                  Attorney-in-fact